Exhibit 10.1

TERM LOAN AGREEMENT AMONG POWIN ENERGY ONTARIO STORAGE II, LP AND BROOKFIELD BRP HOLDINGS (CANADA) INC. September 26, 2017 SENIOR SECURED TERM LOAN OF Cdn$5,500,000.00 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INTERPRETATION 1 1.1 Defined Terms 1 1.2 Undefined Financial Accounting Terms 17 1.3 References 17 1.4 Articles and Sections 18 1.5 Number and Gender 18 1.6 Incorporation of Schedules and Exhibits 18 1.7 Monetary References 18 1.8 Negotiated Transaction 18 ARTICLE II TERMS OF 10AN 18 2.1 Term Loan 18 2.2 Use of Loan Proceeds 18 2.3 Repayment of Loan 19 2.4 Taxes and Time, Place, and Method of Payments 19 2.5 Voluntary Prepayments 21 2.6 Mandatory Prepayments 21 2.7 General Provisions Relating to Interest 22 2.8 Intentionally Omitted 23 2.9 Security Interest in Accounts; Right of Offset 23 ARTICLE III CONDITIONS 24 3.1 Conditions Precedent to Funding of Loan 24 3.2 Conditions Subsequent to Funding of Loan 27 ARTICLE IV REPRESENTATIONS AND WARRANTIES 28 4.1 Due Authorization 28 4.2 Existence 29 4.3 Valid and Binding Obligations 29 4.4 Security Documents 29 4.5 Title to Property 30 4.6 No Material Adverse Effect or Default 30 4.7 No Material Misstatements 30 4.8 Liabilities, Litigation and Restrictions 30 4.9 Authorizations; Consents 30 4.10 Compliance with Laws 30 4.11 ERISA; Canadian Pension Plans 30 4.12 Environmental Laws 31 4.13 Compliance with Federal Reserve Regulations 32 4.14 Investment Company Act Compliance 32 4.15 Proper Filing of Tax Returns; Payment of Taxes Due 32 4.16 Intellectual Property 32 4.17 Casualties or Taking of Property 32 4.18 Location of Borrower 32 4.19 Subsidiaries 33 4.20 Compliance with Anti-Terrorism Laws 33 4.21 Solvency 34 4.22 Special Purpose Entity Requirements 34 4.23 Permits and Licenses 35 4.24 RSVC Agreements; Participation Agreement, Envelope 4 Project Assets 35 4.25 Ground Lease 36 4.26 Material Agreements 36 4.27 Construction and Development 3736 4.28 Ownership of Project Assets 37 ARTICLE V AFFIRMATIVE COVENANTS 37 5.1 Maintenance and Access to Records 37 5.2 Financial Statements and Compliance Certificates 37 5.3 Budget Approval 38 5.4 Debt Service Reserve 38 5.5 Payment of Impositions; Liens 38 5.6 Notices of Certain Events 39 5.7 Tax Returns 40 5.8 Additional Information 40 5.9 Compliance with Laws 40 5.10 Maintenance of Existence or Qualification and Good Standing 40 5.11 Payment of Note; Performance of Obligations 40 5.12 Further Assurances 4140 5.13 Initial Expenses of Lender 41 5.14 Subsequent Expenses of Lender 41 5.15 Maintenance and Inspection of Collateral 4244 5.16 Maintenance of Insurance 42 5.17 Environmental Indemnification 42 5.18 General Indemnification 43 5.19 Evidence of Compliance with Anti-Terrorism Laws 43 5.20 Special Purpose Entity Requirements 44 5.21 Permits and Licenses 44 5.22 RSVC Agreements; Participation Agreement; Envelope 4 Project Assets 44 5.23 Ground Lease 44 5.24 Construction and Development 47 5.25 Intentionally Omitted 47 5.26 Debt Service Coverage Ratio 47 ARTICLE VI NEGATIVE COVENANTS 48d 7 6.1 Indebtedness 48 6.2 Contingent Obligations 48 6.3 Liens 48 6.4 Sales of Assets 48 6.5 Leasebacks 48 6.6 Sale or Discount of Receivables 48 - 11 - 6.7 Loans or Advances 48 6.8 Special Purpose Entity Requirements 48 6.9 Dividends and Distributions 48 6.10 Issuance of Equity; Changes in Corporate Structure 494g 6.11 Transactions with Affiliates 49 6.12 Plan Obligation 49 6.13 Anti-Terrorism Laws 49 6.14 Amendment of Material Agreements 49 6.15 Unbudgeted Expenditures 49 6.16 Environmental 49 6.17 Transfers 50 ARTICLE VII EVENTS OF DEFAULT 50 7.1 Enumeration of Events of Default 50 7.2 Remedies 52 ARTICLE VIII RESERVED 53 ARTICLE IX MISCELLANEOUS 5453 9.1 Assignments; Participations 5453 9.2 Survival of Representations, Warranties, and Covenants 54 9.3 Notices and Other Communications 54 9.4 Parties in Interest 55 9.5 Rights of Third Parties 55 9.6 Renewals; Extensions 55 9.7 No Waiver; Rights Cumulative 5655 9.8 Survival Upon Unenforceability 56 9.9 Amendments; Waivers 56 9.10 Controlling Agreement 56 9.11 Disposition of Collateral 56 9.12 Governing Law 56 9.13 Dispute Resolution 56 9.14 Jurisdiction and Venue 57 9.15 Integration 57 9.16 Waiver of Punitive and Consequential Damages 57 9.17 Counterparts 58 9.18 USA Patriot Act Notice 58 9.19 Tax Shelter Regulations 58 9.20 Exculpation 58 LIST OF SCHEDULES Schedule 2.3(b) - Amortization Schedule Schedule 3.1(ii) - Construction Schedule Schedule 3.1(jj) - Initial Approved Budget LIST OF EXHIBITS Exhibit A Legal Description Exhibit B Form of Compliance Certificate Exhibit C Form of Interconnection Agreement - iv - TERM LOAN AGREEMENT This TERM LOAN AGREEMENT is made and entered into effective September 26, 2017, by and among POWIN ENERGY ONTARIO STORAGE II, LP, a limited partnership formed under the laws of Ontario ("Borrower"), and BROOKFIELD BRP HOLDINGS (CANADA) INC., a corporation formed under the laws of Ontario ("Lender"). WITNESSETH: In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION 1.1 Defined Terms. As used in this Agreement, each of the following terms shall have the meaning assigned thereto in this Section 1.1 or in Sections referred to in this Section 1.1, unless the context otherwise requires: "Additional Amount" shall have the meaning set forth in Section 2.4(a). "Affiliate" shall mean, as to any Person, any other Person directly or indirectly, controlling, or under common control with, such Person, with "control," as used in this definition, meaning possession, directly or indirectly, of the power to direct or cause the direction of management, policies or action through ownership of voting securities, contract, voting trust, or membership in management or in the group appointing or electing management or otherwise through formal or informal arrangements or business relationships. "Agreement" shall mean this Term Loan Agreement, as it may be amended, supplemented, restated, or otherwise modified from time to time. "Anti-Terrorism Laws" shall mean any laws or regulations of any jurisdiction applicable to the Borrower and the General Partner and relating to terrorism or money laundering, including, without limitation, the Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Official Secrets Act (Canada) and Executive Order No. 13224 and the USA Patriot Act. "Applicable Lending Office" shall mean the lending office of Lender (or an Affiliate of Lender) designated on the signature pages hereof or such other office of Lender as Lender may from time to time specify to Borrower as the office by which the Loan is made and maintained. "Approved Budget" shall mean, initially, the Initial Approved Budget, and thereafter, the then operative budget approved by Lender pursuant to Section 5.3. 500615197_8 "Battery Equipment Supply Agreement" shall mean that certain Battery Equipment Supply Agreement dated July 1, 2017, between Borrower and PEC, as the same may be amended, restated, modified or replaced from time to time. "Blocked Person" shall have the meaning set forth in Section 4.21(a). "Borrower" shall have the meaning assigned to such term in the preamble hereto. "Business Day" shall mean a day other than a Saturday, Sunday, legal holiday for commercial banks under the laws of the State of New York or the Province of Ontario, or any other day when banking is suspended in the State of New York or the Province of Ontario. "Business Entity" shall mean a corporation, partnership, joint venture, limited liability company, joint stock association, business trust, or other business entity. "Canadian Dollars" and "Cdn$" shall mean dollars in lawful currency of Canada. "Canadian Dollar Exchange Equivalent" shall mean with reference to Canadian Dollars, the amount thereof expressed in Canadian Dollars, and with reference to any amount (the "Original Amount") expressed in U.S. Dollars or any amount of Canadian Dollars to be converted into U.S. Dollars (in each case, the "Original Currency"), the amount expressed in Canadian Dollars or U.S. Dollars, as applicable, on the date when such amount is being determined as herein provided, required to purchase the Original Amount of the Original Currency at the Noon Rate on the Business Day immediately preceding the date such conversion is to be made. "Canadian Pension Laws" shall mean the Income Tax Act (Canada) and regulations thereunder, the applicable pension standards legislation and regulations thereunder, and the policies, rules, orders, notices and interpretation notes of the Canada Revenue Agency and pension standards regulators of any applicable province or jurisdiction, or provinces or jurisdictions, collectively in Canada. "Canadian Pension Plan" shall mean a registered pension plan as defined under the Income Tax Act (Canada) including a Multiemployer Pension Plan that is maintained or contributed to by the Borrower, General Partner, Guarantor or PEC. "Capital Expenditures" shall have the meaning assigned to such term by GAAP, but, for purposes Section 6.24, excluding expenditures made to comply with any Requirement of Law, including (for the avoidance of doubt) any requirement of any Environmental Law. 2 "CLA" means the Construction Lien Act (Ontario). "Closing" shall mean the funding of the Loan which is the subject of this Agreement. "Closing Date" shall mean the Effective Date of this Agreement, which is September 27, 2017. "Collateral" shall mean the Mortgaged Property, the Pledged Equity, the RSVC Agreements and any other Property of Borrower, General Partner or Guarantor now or at any time used or intended as security for the payment or performance of all or any portion of the Obligations or the obligations guaranteed by Guarantor pursuant to the Guaranty. "Commonly Controlled Entity" shall mean any Person which is under common control with Borrower within the meaning of Section 4001 of ERISA. "Compliance Certificate" shall mean each certificate, substantially in the form attached hereto as Exhibit B, executed by the Financial Officer of Borrower and furnished to Lender from time to time in accordance with the provisions of Section 5.2 or Section 5.26, as the case may be. "Connection Cost Agreement" shall mean that certain Battery Storage Facility Connection Cost Agreement dated July 20, 2017, between Borrower and Ground Lessor, as the same may be amended, restated, modified or replaced from time to time. "Construction and Development Documents" shall mean, collectively, the EPC Contract, the Development Services Agreement, the Battery Equipment Supply Agreement, the Interconnection Agreement, the Connection Cost Agreement and the DCIA Study Agreement. "Construction Schedule" shall have the meaning set forth in Section 3.1(ii). "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, or other obligations of any other Person (for purposes of this definition, a "primary obligation") in any manner, whether directly or indirectly, including any obligation of such Person, regardless of whether such obligation is contingent, (a) to purchase any primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any primary obligation, or (ii) to maintain working or equity capital of any other Person in respect of any primary obligation, or otherwise to maintain the net worth or solvency of any other Person, (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any primary obligation of the ability of the Person primarily liable for such primary obligation to make payment thereof, or (d) otherwise to assure or 3 hold harmless the owner of any such primary obligation against loss in respect thereof, with the amount of any Contingent Obligation being deemed to be equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. "DCIA Study Agreement" shall mean that certain Festival Hydro DCIA Study Agreement dated June 21, 2017, between Borrower and Ground Lessor, as the same may be amended, restated, modified or replaced from time to time. "Debt Service" shall mean, for any applicable period, the actual annual principal and interest payable by Borrower on the Loan in accordance with Section 2.3, without regard to any mandatory prepayment that may be required pursuant to Section 2.6. "Debt Service Coverage Ratio" shall mean the ratio of (i) Net Income to (ii) Debt Service, expressed as a multiple of Net Income to Debt Service (e.g., 1.05 times or 1.05x). "Debt Service Reserve" shall have the meaning ascribed thereto in Section 5.4. "Debt Service Reserve Amount" shall mean Cdn$125,257. "Default" shall mean any event or occurrence which with the lapse of time or the giving of notice or both would become an Event of Default. "Default Rate" shall mean 11.75% per annum, but in no event shall such rate exceed the Highest Lawful Rate. "Deferred Purchase Price" shall mean all amounts that remain payable by Guarantor under the Hecate Purchase Agreement, including, without limitation, the "COD Payments" as defined and described therein. "Development Services Agreement" shall mean that certain Development Services Agreement dated June 8, 2017, between Guarantor and Hecate, as the same may be amended, restated, modified or replaced from time to time. "Dispute" shall have the meaning set forth in Section 9.13. "Effective Date" shall mean the date on which the conditions specified in Section 3.1 are satisfied. "Electricity Storage License" shall mean the Electricity Storage License ES-2017-0103, issued to Borrower by the Ontario Energy Board for the Project on June 15, 2017, as amended August 17, 2017. 4 "Envelope 4 Project Assets" shall have the meaning set forth in the Hecate Purchase Agreement. "Environmental Complaint" shall mean any written or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing the Property, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or (e) other environmental, health, or safety matters affecting the Property or the business conducted thereon. "Environmental Indemnity Agreement" shall mean that certain Environmental Indemnification Agreement executed by Borrower, General Partner and Guarantor for the benefit of Lender, as the same may be amended, restated, modified or replaced from time to time. "Environmental Laws" shall mean any law, permit and Requirements of Law relating to environmental or occupational health and safety matters including without limitation those pertaining to: (a) reporting, licensing, permitting, investigating, remediating and cleaning up in connection with any presence or Release of Hazardous Substances, or the threat of the same; (b) the manufacturing, processing, distribution, use, treatment, storage, disposal, transport, handling and the like of Hazardous Substances, including those pertaining to occupational health and safety; (c) occupational or public safety and health; and (d) Hazardous Substances. "EPC Contract" shall mean that certain Battery Facility Engineering, Procurement and Construction Agreement, dated August 10, 2017, between Borrower and General Contractor, as amended, modified, restated or replaced from time to time, and together with all change orders thereto. "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and the regulations thereunder and interpretations thereof. "Event of Default" shall mean any of the events specified in Section 7.1. "Excess Cash" shall mean, for any applicable period, the amount of excess of revenues from the Project (including proceeds of any asset sales permitted under Section 6.4) over expenses from the Project (excluding expenses paid from any reserve held by Lender or Borrower for such purpose), less a commercially reasonable amount of working capital taking into account current liabilities and 5 commercially reasonable reserves maintained for anticipated expenses set forth in the Approved Budget. "Excess Cash" shall not include Net Casualty Proceeds or New Condemnation Awards, except to the extent remaining following the completion of any required repair or restoration of the Improvements. "Excluded Taxes" means, with respect to any and all payments to Lender or any recipient of any payment to be made by or on account of any Obligation, net income taxes, branch profits taxes, franchises and excise taxes (to the extent imposed in lieu of net income taxes), and all interest, penalties and liabilities with respect thereto, imposed on Lender. "Exculpated Parties" shall mean any of the events specified in Section 9.20. "Executive Order No. 13224" shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. "Financial Officer" shall mean, for any Business Entity, the chief financial officer, principal accounting officer, treasurer, manager or controller of such Business Entity, or, if applicable, of such Business Entity's general partner, manager, managing member or other controlling equity-holder. "Financial Statements" shall mean quarterly unaudited and annual audited statements of the financial condition of Borrower, as of the point in time and for the period indicated, including all notes thereto, and consisting of at least a balance sheet and related statements of operations, shareholders, members' or partners' equity and cash flows, and footnotes to any of the foregoing. All financial statements shall be prepared in accordance with GAAP consistently applied and in comparative form with respect to the corresponding period of the preceding fiscal year. The annual financial statements shall be audited, accompanied by the unqualified certification of a nationally-recognized or regionally-recognized firm of independent certified public accountants or other independent certified public accountants reasonably acceptable to Lender. "GAAP" shall mean United Stated Generally Accepted Accounting Principles, consistently applied, or another accounting methodology reasonably approved by Lender. "General Contractor" shall mean, collectively, Saturn Power Inc. and EllisDon Corporation, or any successor thereto as the general contractor pursuant to the EPC Contract. "General Contractor's Consent" shall mean that certain Consent to Assignment of Battery Facility Engineering, Procurement and Construction Contract of even date herewith executed by General Contractor for the benefit of Lender. 6 "General Partner" shall mean Powin Energy Storage 2, Inc., a corporation incorporated under the laws of the province of British Columbia, the general partner of Borrower. "Governmental Authority" shall mean the government of the United States, the government of the Province of Ontario, the federal government of Canada, or any nation, country, commonwealth, territory, government, state, province, county, parish, municipality, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. "Ground Lease" shall mean that certain Lease dated June 27, 2017, between Borrower and Ground Lessor related to the Mortgaged Property, as amended, modified, restated or replaced from time to time. A Notice of Lease with respect to the Ground Lease was registered on September 18, 2017, as instrument number PC151051. "Ground Lessor" shall mean Festival Hydro Inc., and any successor thereto as the holder of the lessor's interest in the Ground Lease. "Ground Lessor Estoppel" shall mean that certain Lessor Estoppel Certificate of even date herewith given by Ground Lessor to Lender in connection with the Ground Lease. "Guarantor" shall mean Powin Canada B.C. Ltd., a corporation incorporated under the laws of the province of British Columbia. "Guaranty" shall mean that certain Guaranty Agreement of even date herewith executed by Guarantor in favor of Lender. "Hazardous Substances" shall mean any substance or material that is prohibited, controlled or regulated by any Governmental Authority pursuant to Environmental Laws including noise, vibrations, pollutants, contaminants, dangerous goods or substances, toxic or hazardous substances or materials, wastes (including solid non-hazardous wastes and subject wastes), petroleum and its derivatives and by-products and other hydrocarbons and radioactive materials, all as defined in or pursuant to any Environmental Law. "Hecate" shall mean Hecate Energy LLC, a Delaware limited liability company, and/or its affiliates, as the context requires. "Hecate Purchase Agreement" shall mean that certain Purchased Securities Purchase and Sale Agreement dated June 8, 2017, between Hecate and Guarantor. "Hecate Standstill Agreement" shall mean that certain Subordination and Standstill Agreement of even date herewith between Hecate and Lender. 7 "Highest Lawful Rate" shall mean the maximum non-usurious interest rate, if any (or, if the context so requires, an amount calculated at such rate), that at any time or from time to time may be contracted for, taken, reserved, charged or received under laws applicable to Lender, as such laws are presently in effect or, to the extent allowed by applicable law, as such laws may hereafter be in effect and which allow a higher maximum non-usurious interest rate than such laws now allow. "IESO" shall mean The Independent Electricity System Operator, a corporation established and continued under the Electricity Act, 1998, S.O. 1998 c. 15, Sched A, or any successor thereto as counterparty to the RSVC Agreements. "Improvements" shall have the meaning ascribed thereto in the Mortgage. "Indebtedness" shall mean, as to any Person, without duplication, (a) all liabilities (excluding capital, surplus, reserves for deferred income taxes, deferred compensation liabilities and other deferred liabilities and credits) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet, (b) all obligations of such Person evidenced by bonds, debentures, promissory notes or similar evidences of indebtedness, (c) all other indebtedness of such Person for borrowed money, (d) all obligations of others, to the extent any such obligation is secured by a Lien on the assets of such Person (whether or not such Person has assumed or become liable for the obligation secured by such Lien), and (e) the principal component of all direct or contingent obligations of such Person under letters of credit, banker's acceptances and similar instruments. "Indemnified Taxes" means Taxes other than Excluded Taxes. "Indemnitee" shall have the meaning set forth in Section 5.17. "Initial Approved Budget" shall have the meaning set forth in Section 3.1(jj). "Insolvency Proceeding" shall mean, in respect of Borrower, General Partner, Guarantor or PEC, if any of the following shall occur: (i) if a decree or order of a court of competent jurisdiction is entered adjudging any of Borrower, General Partner, Guarantor or PEC a bankrupt or insolvent or approving as properly filed a petition seeking the winding up of a such Person under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or the Winding-up and Restructuring Act (Canada), Title 11 of the United States of America Code or any other bankruptcy, insolvency or analogous laws or issuing sequestration or process of execution against any substantial part of the assets of such Person or ordering the winding up or liquidation of its affairs and any such decree or order continues unstayed and in effect for a period of 45 Business Days; 8 (ii) if any of Borrower, General Partner, Guarantor or PEC becomes insolvent, makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada), Title 11 of the United States of America Code or any comparable law, seeks relief under the Companies' Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), Title 11 of the United States of America Code or any other bankruptcy, insolvency or analogous law, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other Person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition; or (iii) if proceedings are commenced for the dissolution, liquidation or voluntary winding up of any of Borrower, General Partner, Guarantor or PEC or for the suspension of the operations of such Person and, if such proceedings are being actively and diligently contested in good faith, such proceedings continue undismissed, or unstayed and in effect for any period of 60 consecutive days. "Intellectual Property" shall mean patents, patent applications, trademarks, tradenames, copyrights, technology, know-how, and processes. "Interconnection Agreement" shall mean a Connection Agreement for a Small Embedded Generation Facility or a Mid-Sized Embedded Generation Facility, as the same may be amended, restated, modified or replaced from time to time. "Interest Rate" shall mean 8.75% per annum, but in no event shall such rate exceed the Highest Lawful Rate. "Investment" in any Person shall mean any stock, bond, note or other evidence of Indebtedness, or any other security (other than current trade and customer accounts) of, investment or partnership interest in or loan to, such Person. "Land" shall have the meaning ascribed thereto in the Mortgage. The legal description of the Land is attached hereto as Exhibit A "Lender" shall have the meaning assigned to such term in the preamble hereto. "Liabilities" shall mean all Indebtedness and other liabilities and obligations of Borrower, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect or absolute, fixed or 9 contingent, and whether or not required to be considered for purposes of compliance with GAAP. "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of such Property, whether such interest is based on common law, statute, or contract, and including, but not limited to, the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt, or a lease, consignment, or bailment for security purposes (other than true leases or true consignments), liens of mechanics, materialmen and artisans, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property which secure an obligation owed to, or a claim by, a Person other than the owner of such Property (for the purpose of this Agreement, Borrower shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes). "Limitation Period" shall mean, with respect to any Lender, any period while any amount remains owing on the Note payable to such Lender and interest on such amount, calculated at the Interest Rate, plus any fees or other sums payable to such Lender under any Loan Document and deemed to be interest under applicable law, would exceed the amount of interest which would accrue at the Highest Lawful Rate. "Loan" shall mean the loan made by Lender to or for the benefit of Borrower pursuant to this Agreement. "Loan Amount" shall mean Cdn$5,500,000.00. "Loan Balance" shall mean, at any point in time, the aggregate outstanding principal balance of the Note at such time. "Loan Documents" shall mean this Agreement, the Note, the Mortgage, the Security Agreements, the PEC Standstill Agreement, the Hecate Standstill Agreement and all other documents and instruments now or hereafter delivered pursuant to the terms of or in connection with any of the foregoing, and all renewals and extensions of, amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect. "Longstop Date" shall mean December 31, 2017. "Make Whole Premium" shall mean the present value of all required interest payments due on the amount of the Loan Balance to be prepaid from the date of prepayment through and including the Maturity Date (excluding accrued interest), computed on a quarterly basis by discounting such payments (assuming a 360-day year consisting of twelve 30-day months and using a quarterly yield to -10- maturity equivalent to the then-current Treasury Note yield corresponding closest to the remaining weighted average life on the Loan to be prepaid (calculated at the time of the prepayment), plus 50 basis points). "Material Adverse Effect" shall mean (a) any adverse effect on the business, operations, properties, liabilities or financial condition of Borrower, General Partner or Guarantor that increases, in any material respect, the risk that any of the Obligations will not be repaid as and when due, (b) any material and adverse effect upon the Collateral, including any material and adverse effect upon the value or impairment of Borrower's, Guarantor's or any other Person's ownership of any material portion of the Collateral, (c) any material adverse effect on the validity or enforceability of any Loan Document or (d) any material adverse effect on the rights or remedies of Lender under any Loan Document. "Material Agreements" shall mean, collectively, the RSVC Agreements, the Construction and Development Agreements, the O&M Agreement, the Participation Agreement the Ground Lease and any other contract pursuant to which Borrower is obligated to pay or entitled to receive an amount in excess of Cdn$200,000 in any one calendar year. "Maturity Date" shall mean the earlier to occur of (i) September 30, 2020 or (ii) the date the Loan is accelerated pursuant to this Agreement. "Mortgage" shall mean that certain Leasehold Debenture granted by Borrower to Lender, encumbering the Mortgaged Property as security for the Loan, as the same may be amended, restated, replaced, bifurcated, spread or otherwise modified from time to time. "Mortgaged Property" shall mean all Property of Borrower described in and encumbered by the Mortgage, including, without limitation, Borrower's interest in the Ground Lease and the leasehold estate created thereby and Borrower's fee interest in the Improvements comprising the Project. "Multiemployer Pension Plan" shall mean a "multi-employer pension plan" under Canadian Pension Laws to which any of Borrower, General Partner, Guarantor or PEC makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. "Net Income" shall mean the different obtained by subtracting all Adjusted Expenses for a specified period from Adjusted Gross Income for the same period. "Adjusted Expenses" shall mean the aggregate total of all expenses relating to the operation, maintenance and management of the Project, excluding Debt Service and capital items set forth in an Approved Budget and evidenced by operating statements prepared on a GAAP basis or other accounting basis reasonably acceptable to Lender. "Adjusted Gross Income" shall mean the aggregate total gross income derived from the Project, excluding insurance proceeds, condemnation awards, capital transaction proceeds and other special or non-recurring income items. "Noon Rate" means, in relation to the conversion of one currency into another currency, the rate of exchange for such conversion as published in the WM/Reuters 12noon ET FIX FX Benchmark at approximately 12:30 p.m. (Toronto local time).. "Note" shall mean that certain Promissory Note of even date herewith, made by Borrower payable to the order of Lender in the original principal amount of Cdn$5,500,000, as amended, modified or restated, and together with all renewals, extensions for any period, increases and rearrangements thereof. "O&M Agreement" shall mean that certain Operation and Maintenance Agreement dated September 8, 2017, between Borrower and PEC, as the same may be amended, restated, modified or replaced from time to time. "Obligations" shall mean, without duplication of the same amount in more than one category, (a) all Indebtedness of Borrower evidenced by the Note, and (b) all other obligations and liabilities of Borrower to Lender, now existing or hereafter incurred, under, arising out of or in connection with any other Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination. "OFAC" shall mean the Office of Foreign Assets Control of the United States of America Department of the Treasury, or any other any successor Governmental Authority. "Other Taxes" shall means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document. "Participation Agreement" shall mean that certain Participation Agreement dated January 20, 2017, between Borrower (then-known-as Hecate Energy Ontario Storage II, LP) and IESO, as amended, modified, restated or replaced from time to time. "Payment Date" shall mean the last day of each calendar quarter (March 31, June 30, September 30 and December 31), or if such day is not a Business Day, the next succeeding Business Day. "PEC" shall mean Powin Energy Corporation, a Nevada corporation. "PEC Note" shall mean that certain Demand Promissory Note Financing of Powin Canada B.C. Ltd. by Powin Energy Corporation dated 2017, made by - 12 - Guarantor to PEC, as amended, modified, supplemented, restated or replaced from time to time, the outstanding amount of which, as of the Effective Date, is as set forth in the PEC Standstill Agreement. "PEC Side Letter" shall mean that certain letter agreement of even date herewith between PEC and Lender (or its designee), pursuant to which PEC grants to Lender (or its designee) a right of first offer with respect to the financing of all projects in which PEC has a Controlling Interest (as defined in the PEC Side Letter). For the avoidance of doubt, the PEC Side Letter is a personal obligation of PEC to Lender (or its designee), is not a Loan Document and need not be assigned by Lender (or its designee) in connection with an assignment of Lender's interest in the Loan. "PEC Standstill Agreement" shall mean that certain Subordination and Standstill Agreement of even date herewith among PEC, Borrower, Guarantor and Lender. "Permitted Liens" shall mean (a) the Ground Lease, (b) Liens for taxes, assessments, or other governmental charges or levies not yet due or which (if foreclosure, distraint, sale, or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings, and such reserve as may be required by GAAP shall have been made therefor, (c) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, constructors, laborers, landlords or similar Liens arising by operation of law in the ordinary course of business in respect of obligations that are not yet due or which are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (d) judgment Liens not constituting an Event of Default pursuant to Section 7.1(j), (e) Liens in favor of Lender securing the Obligations and other Liens, if any, expressly permitted hereunder or in the Security Documents, and (f) in the case of the Pledged Equity, the Lien in favor of Hecate securing the Deferred Purchase Price, so long as the same remains subordinate to the Lien in favor of Lender pursuant to the Hecate Standstill Agreement. "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, government, any agency or political subdivision of any government or any other form of entity. "Nan" shall mean, at any time, (i) any employee benefit plan which is covered by Title IV of ERISA and in respect of which Borrower, or any Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA, and (ii) any Canadian Pension Plan. "Pledged Equity" shall mean, collectively, (a) (i) 100% of the limited partnership interests in Borrower and (ii) 100% of the issued and outstanding shares of General Partner, as pledged by Guarantor pursuant to Guarantor's - 13 - Security Agreement, and (b) 100% of the general partnership interest in Borrower, as pledged by General Partner pursuant to General Partner's Security Agreement. "PPSA" shall mean the Personal Property Security Act (Ontario) or such other applicable personal property security legislation in Canada. "Principal Office" shall mean the principal office of Lender in Toronto, Ontario, presently located at 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3, or such other location as Lender may designate from time to time. "Project" shall mean the 8.8MW / 40.8MWh energy storage project under development by Borrower located at the Mortgaged Property consisting of two projects sized at 2.0MW / 6.0MWh and two projects sized at 2.4MW / 14.4MWh. "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible. "Province" shall mean the Province of Ontario, Canada. "Regulatory Change" shall mean the passage, adoption, institution, or amendment of any federal, state, provincial, local, or foreign Requirement of Law, or any interpretation, directive, or request (whether or not having the force of law) of any Governmental Authority or monetary authority charged with the enforcement, interpretation, or administration thereof, occurring after the Closing Date and applying to a class of lenders including Lender. "Release of Hazardous Substances" shall mean any emission, spill, release, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of Borrower. "Requirement of Law" shall mean, as to any Person, the certificate or articles of incorporation and by-laws, the certificate or articles of organization and regulations, operating agreement or limited liability company agreement, the agreement of limited partnership or other organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation or determination of an arbitrator, court or other Governmental Authority, including rules, regulations, orders and requirements for permits, licenses, registrations, approvals or authorizations, in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. "Responsible Officer" shall mean, as to any Business Entity, its President, any of its Vice Presidents, its Financial Officer or any other Person duly - 14 - authorized, in accordance with the applicable organizational documents, bylaws, regulations or resolutions, to act on behalf of such Business Entity. "RSVC Agreement(s)" shall mean, individually or collectively, as the context requires, those four certain Reactive Support Voltage Control Service Agreements for Procurement of Reactive Support Voltage Control Service, each dated October 1, 2014, between Borrower (as successor-by-assignment from Hecate) and IESO with respect to the Project, each as modified by an Amending Agreement dated February 27, 2017, between Borrower (then-known-as Hecate Energy Ontario Storage II LP) and IESO, and by an Amending Agreement dated September 18, 2017, and as further amended, modified, restated or replaced from time to time. "SEC" means the Securities and Exchange Commission or any successor Governmental Authority. "Security Agreements" shall mean, collectively, (a) that certain General Security Agreement of even date herewith by Borrower for the benefit of Lender, (b) that certain General Security Agreement of even date herewith by General Partner for the benefit of Lender, and (c) that certain General Security Agreement of even date herewith by Guarantor for the benefit of Lender General Partner and Guarantor for the benefit of Lender, in each case, as amended, modified, restated or replaced from time to time. "Security Documents" shall mean, collectively, (a) the Mortgage, (b) the Security Agreements, and (c) any other security documents executed and delivered by Borrower, General Partner of Guarantor securing the Loan and/or, in the case of Guarantor, the Guaranty, as each such instruments may be amended, supplemented, restated or otherwise modified from time to time. "Service Commencement" shall, with respect to each portion of the Project, have the meaning set forth in each of the RSVC Agreements. "Solvent" means, with respect to any Person on any date of determination (after giving effect to the making of the Loan and the application of the proceeds thereof), that on such date (a) the fair value of the assets of such Person is not less than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's assets would constitute an unreasonably small capital. For purposes of this definition, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances - 15 - existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. "SPE" shall mean a single purpose, single asset entity acceptable to Lender (a) that exists solely for the limited purpose of owning, developing, constructing, managing and operating the Project (or acting as the general partner of Borrower), (b) that has never owned any assets other than the Project and the Envelope 4 Project Assets (or its general partnership interest in Borrower), and (c) that has not engaged in any activity other than owning, developing, constructing, managing and operating the Project (or acting as the general partner of Borrower). "Substantial Completion" and "Substantially Completed" shall mean, when used in connection with the Project, that all conditions necessary to the achievement of Service Commencement have been satisfied, and all permits necessary for the use and operation of the Improvements for the Project have been obtained. "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, fees, deductions, charges or withholdings imposed by any Governmental Authority. "Title Policy" shall mean a loan policy of title insurance, in form and substance acceptable to Lender, naming Lender as insured, in the Loan Amount, (i) insuring that Borrower has a fee interest in the Improvements and a leasehold estate in the Land, and (ii) insuring the Mortgage as a first priority Lien on Borrower's entire interest in the Mortgaged Property and any appurtenant easements, subject only to Permitted Liens, together with such endorsements as Lender may require in its sole and absolute discretion, provided such endorsements are available in the Province. "Transfer" shall mean (i) any sale, transfer, assignment (including assignment of an interest in the Ground Lease) of conveyance, or contract to sell, and/or lease, the Mortgaged Property or any other Collateral or any part thereof or interest therein, whether voluntary or involuntary, (ii) any sale, transfer, assignment, conveyance, contract to sell, issuance, conversion or redemption of any Equity Interest in Borrower, General Partner of Guarantor, including, for example, any sale, transfer, assignment, conveyance, contract to sell, issuance, conversion or redemption of any interest in Borrower, General Partner, Guarantor or in any entity owning, directly or indirectly, an interest in Borrower, General Partner or Guarantor, (iii) the grant of a deed of trust, mortgage, debenture or other security arrangement that encumbers the Mortgaged Property or any other Collateral, or any portion thereof, or any other encumbrance on the Mortgaged Property or any other Collateral, (iv) any encumbrance, Lien or any transfer of any direct or indirect interest in Borrower, General Partner or Guarantor that secures any Indebtedness or obligation, whether liquidated or unliquidated, (v) any pledge, deed of trust, mortgage, interest, other security arrangements, - 16 - f inancing arrangements commonly referred to as "mezzanine financing" and arrangements commonly referred to as "preferred equity" (or the economic equivalent of preferred equity in Borrower, General Partner or Guarantor). In the case of contracts to do any of the foregoing, such a contract shall not constitute a "Transfer" for purposes hereof if such contract provides that the Loan shall be paid in full prior to the closing of such contract. "Transferee" shall mean any Person to which Lender has sold, assigned, transferred or granted a participation in any of the Obligations, as authorized pursuant to the provisions of Section 9.1, and any Person acquiring, by purchase, assignment, transfer or participation, from any such purchaser, assignee, transferee or participant, any part of such Obligations. "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York or, if the creation, attachment or perfection of any security interest granted to Lender under any Security Document is governed by a State other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state. "United States Dollars," "USD" and "$" shall mean dollars in lawful currency of the United States of America. "USA Patriot Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced. 1.2 Undefined Financial Accounting Terms. Financial accounting terms used in this Agreement without definition are used herein with the respective meanings assigned thereto in accordance with GAAP at the time in effect. 1.3 References. References in this Agreement to Schedule, Exhibit, Article or Section numbers shall be to Schedules, Exhibits, Articles or Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Agreement in its entirety and not only to the particular Schedule, Exhibit, Article or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms "includes" and "including" used herein shall mean "includes, without limitation," or "including, without limitation," as the case may be, where appropriate. Except as otherwise indicated, references in this Agreement to statutes, sections or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding or supplementing the statute, section or regulation referred to. References in this Agreement to "writing" include printing, typing, lithography, facsimile reproduction and other means of reproducing words in a tangible visible form. References in this Agreement to agreements and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not - 17 - prohibited by the terms of this Agreement. References in this Agreement to Persons include their respective successors and permitted assigns. 1.4 Articles and Sections. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections. 1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. 1.6 Incorporation of Schedules and Exhibits. The Schedules and Exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes. 1.7 Monetary References. Whenever an amount of money is referred to in any of the Loan Documents, such amount will, unless otherwise expressly stated, be in Canadian Dollars. 1.8 Negotiated Transaction. Each party to this Agreement affirms to the others that it has had the opportunity to consult, and discuss the provisions of this Agreement with, independent counsel and fully understands the legal effect of each provision. ARTICLE II TERMS OF LOAN 2.1 Term Loan. (a) Subject to the terms and conditions of this Agreement, Lender agrees to make the Loan to Borrower on the Effective Date in a principal amount not to exceed the Loan Amount, for the purposes provided in Section 2.2. (b) Notwithstanding the foregoing, Borrower may elect, on at least four Business Days prior notice to Lender, to receive all (but not less than all) of the Loan proceeds in U.S. Dollars, in which case Lender shall advance the Canadian Dollar Exchange Equivalent of the Loan Amount in U.S. Dollars on the Effective Date. 2.2 Use of Loan Proceeds. (a) Proceeds of the Loan shall be used for the following purposes in the following order of priority on the Closing Date: (i) fund the Debt Service Reserve in the full amount of the Debt Service Reserve Amount, (ii) pay all construction and development costs due -18- and payable as of the Effective Date in accordance with the Initial Approved Budget, (iii) pay all closing costs in connection with the Loan, and (iv) fund of reserves for the payment all amounts necessary to complete the construction and development of the Project and achieve Service Commencement, including payment of the initial base rent payment due under the Ground Lease, all in accordance with the Initial Approved Budget. Any amounts remaining after payment and funding of the above (the "Remaining Loan Proceeds") shall be applied in accordance with Section 2.2(b). Borrower and Lender acknowledge that, pursuant to the disbursement schedule approved by Borrower and Lender at Closing, the amount required to be reserved and held by Borrower pursuant to clause (iv) above is Cdn$1,739,139, or the USD equivalent. (b) All Remaining Loan Proceeds shall be applied to the following purposes in the following order of priority: (i) to make a distribution to Guarantor for the sole purpose of repaying the PEC Note on the Closing Date, and (ii) if any amount remains following Service Commencement, the payment of all expenses set forth in Section 2.2(a) above and the payment in full of the PEC Note, to make a distribution to Guarantor for the sole purpose of paying the Deferred Purchase Price as and when due under the Hecate Purchase Agreement. The distribution under clause (ii) above shall be permitted subject to (x) no Default or Event of Default existing as of the date of distribution, and (y) the Debt Service Coverage Ratio required pursuant to Section 5.26 being satisfied as of the date of distribution. 2.3 Repayment of Loan. (a) Calculation of Interest. The Loan Balance shall bear interest from the Effective Date at a rate per annum equal to the Interest Rate; provided, however, while an Event of Default exists or after acceleration, upon demand by Lender, Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on any amount payable by Borrower hereunder or under the other Loan Documents, at a per annum rate equal to the lesser of (A) the Highest Lawful Rate and (B) the Default Rate. Notwithstanding the foregoing, for the purposes of the Interest Act (Canada) and disclosure under such statute, whenever interest to be paid under this Agreement is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by such other period of time. (b) Principal, Interest and Excess Cash. Borrower shall pay to Lender, on each Payment Date, an amount equal to (i) all interest accrued on the Loan at the Interest Rate (or Default Rate, if applicable), plus (ii) a principal amortization payment in the amount set forth on the amortization schedule attached hereto as Schedule 2.3(b) with respect to the applicable Payment Date. 2.4 Taxes and Time, Place, and Method of Payments. (a) All payments required pursuant to this Agreement or the Note shall be made without set-off or counterclaim in Canadian Dollars and in immediately available funds free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes; provided, - 19 - however that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased by the amount (the "Additional Amount") necessary so that after making all required deductions (including deductions applicable to additional sums described in this Section 2.4(a)) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make any such deductions and (iii) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. In addition, to the extent not paid in accordance with the preceding sentence, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (b) Borrower shall indemnify Lender for Indemnified Taxes and Other Taxes payable by such Person, provided, however, that Borrower shall not be obligated to make payment to Lender in respect of penalties, interest and other similar liabilities attributable to such Indemnified Taxes or Other Taxes if such penalties, interest or other similar liabilities are attributable to the gross negligence or willful misconduct of the Person seeking indemnification; provided further, that Lender shall not be entitled to indemnification for Indemnified Taxes and Other Taxes paid by such Person more than three months prior to the date Lender gives notice and demand thereof to Borrower (except that, if the indemnification is based on a Regulatory Change giving rise to such Indemnified Taxes or Other Taxes the effect of which is retroactive, then the three month period referred to above shall be extended to include the period of retroactive effect thereof). (c) If Lender shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Indemnified Taxes or Other Taxes paid by Borrower pursuant to this Section 2.4, including Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower, or with respect to which Borrower has paid Additional Amounts pursuant to the Loan Documents, it shall promptly notify Borrower of the availability of such refund claim and it shall, within 10 days after receipt of a request by Borrower, make a claim to such Governmental Authority for such refund at the expense of Borrower. If Lender receives a refund in respect of any Indemnified Taxes or Other Taxes paid by Borrower pursuant to the Loan Documents, it shall within 30 days from the date of such receipt pay over such refund to Borrower (but only to the extent of Indemnified Taxes or Other Taxes paid pursuant to the Loan Documents, including indemnity payments made or Additional Amounts paid, by Borrower under this Section 2.4 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out of pocket expenses of Lender and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund). (d) If Lender is or becomes eligible under any applicable law, regulation, treaty or other rule to a reduced rate of taxation, or a complete exemption from withholding, with respect to Indemnified Taxes or Other Taxes on payments made to it by Borrower, Lender shall, upon the request, and at the cost and expense, of Borrower, complete and deliver from time to time any certificate, form or other document demanded by Borrower, the completion and delivery of which are a precondition to obtaining the benefit of such reduced rate or exemption, provided that the taking of such action by Lender would not, in the reasonable judgment of Lender, be disadvantageous or prejudicial to Lender or inconsistent with its internal policies or legal or regulatory restrictions. For any period with respect to which Lender has failed to provide any such certificate, form or other document requested by Borrower, Lender shall not be -20- entitled to any payment under this Section 2.4 in respect of any Indemnified Taxes or Other Taxes that would not have been imposed but for such failure. (e) All payments by Borrower hereunder shall be deemed received on (i) receipt or (ii) the next Business Day following receipt if such receipt is after 2:00 p.m., Eastern Standard or Eastern Daylight Savings Time, as the case may be, on any Business Day, and shall be made to Lender at the Principal Office. Except as provided to the contrary herein, if the due date of any payment hereunder or under any Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension. 2.5 Voluntary Prepayments. Borrower may prepay the Loan Balance, in whole, but not in part, without penalty or premium, on at least 10 Business Days prior notice on any Business Day within the 90 days immediately preceding the Maturity Date. In addition, Borrower may prepay the Loan Balance in whole or in part, at any time during the Loan term, on at least 10 Business Days prior notice, provided that any prepayment shall be accompanied by payment of all accrued interest on the principal amount prepaid through the date of prepayment plus the Make Whole Premium calculated on the principal amount prepaid as of the date of prepayment. Any notice of prepayment pursuant to this Section 2.5 shall specify the date on which such prepayment will be made (the "Designated Prepayment Date"), and shall constitute Borrower's commitment to prepay the Loan Balance, or the specified portion thereof, on the Designated Payment Date, and Borrower's failure to make such payment on the Designated Payment Date shall constitute an Event of Default. Notwithstanding the foregoing, Borrower may rescind any prepayment notice, or specify a new Designated Prepayment Date, provided that Borrower delivers written notice thereof to Lender at least three Business Days prior to the Designated Prepayment Date and pays to Lender all of Lender's actual, out of pocket expenses incurred in connection with Borrower's expected prepayment of the Loan, including any hedging expenses, breakage costs or similar expenses incurred in anticipation thereof No voluntary prepayment of principal shall affect the amortization schedule for the Loan for principal payments to be made pursuant to Section 2.3(b). Any voluntary prepayment of principal shall be applied first to the principal payment due on the Maturity Date, and then to installments of principal to be paid on each Payment Date in reverse order. 2.6 Mandatory Prepayments. In addition to payments in reduction of the Loan Balance provided for in Section 2.3, Borrower shall make the following payments to Lender for application to the Loan Balance: (a) Borrower shall pay to Lender, on each Payment Date, together with the payment of principal and interest due under Section 2.3, an amount equal to all Excess Cash accrued since the immediately preceding Payment Date, which payment shall be accompanied by an accounting of such Excess Cash, certified as accurate by a Financial Officer of Borrower; any such prepayment under this clause (a) shall be made without application of a Make Whole Premium, so long as no Event of Default has occurred and is continuing (b) Borrower shall pay to Lender, promptly upon receipt (or Lender may apply, if received directly by Lender), all Net Casualty Proceeds or Net Condemnation Awards (as such terms are defined in the Mortgage), except to the extent that Lender agrees to make such - 21 - proceeds available for restoration of the Mortgaged Property in accordance with the terms of the Mortgage; any such prepayment under this clause (b) shall be made without application of a Make Whole Premium, so long as no Event of Default has occurred and is continuing; (c) In the event of a termination of any RSVC Agreement, Borrower shall pay to Lender, promptly upon receipt (or Lender may apply, if received directly by Lender), 100% of all consideration payable to Borrower by IESO or any other party in connection with such termination (but not in excess of the amount necessary to pay the entire outstanding Principal Balance, accrued interest and all other amounts owing under the Loan Documents, including, without limitation, the Make Whole Premium) ; any such prepayment under this clause (c) shall be made together with the applicable Make Whole Premium, calculated on the principal amount prepaid as of the date of prepayment; (d) Borrower shall pay to Lender, immediately upon receipt, all proceeds (net of reasonable and customary transaction costs) from, (i) asset sales (except for the proceeds from asset sales permitted under Section 6.4), whether or not permitted hereunder or otherwise approved by Lender (without waiving or modifying in any way remedies available to Lender as a result of any Event of Default arising from such asset sale), (ii) other Indebtedness incurred by Borrower, whether or not permitted hereunder or otherwise approved by Lender (without waiving or modifying in any way remedies available to Lender as a result of any Event of Default arising from the incurrence of such Indebtedness), and (iii) the proceeds of any equity raised by Borrower (other than contributions made by Borrower's existing equity holders), to the extent such equity raise constitutes or results from a Transfer in violation of Section 6.17 (without waiving or modifying in any way remedies available to Lender as a result of any Event of Default arising from such Transfer); any such prepayment under this clause (d) shall be made together with the applicable Make Whole Premium, calculated on the principal amount prepaid as of the date of prepayment. No mandatory prepayment of principal shall affect the amortization schedule for the Loan for principal payments to be made pursuant to Section 2.3(b). Any mandatory prepayment of principal shall be applied first to the principal payment due on the Maturity Date, and then to installments of principal to be paid on each Payment Date in reverse order. 2.7 General Provisions Relating to Interest. (a) It is the intention of the parties hereto to comply strictly with the usury laws of the State of New York and the United States of America. In this connection, there shall never be collected, charged or received on the sums advanced hereunder plus the amount of the original issue discount interest in excess of that which would accrue at the Highest Lawful Rate. (b) Notwithstanding anything herein or in the Note to the contrary, during any Limitation Period, the interest rate to be charged on amounts evidenced by the Note shall be the Highest Lawful Rate, and the obligation, if any, of Borrower for the payment of fees or other charges deemed to be interest under applicable law shall be suspended. During any period or periods of time following a Limitation Period, to the extent permitted by applicable laws of the State of New York or the United States of America, the interest rate to be charged hereunder shall remain at the Highest Lawful Rate until such time as there has been paid to Lender (i) the - 22 - amount of interest in excess of that accruing at the Highest Lawful Rate that Lender would have received during the Limitation Period had the interest rate remained at the otherwise applicable rate and (ii) all interest and fees otherwise payable to Lender but for the effect of such Limitation Period. (c) If, under any circumstances, the aggregate amounts paid on the Note or under this Agreement or any other Loan Document include amounts which by law are deemed interest and which would exceed the amount permitted if the Highest Lawful Rate were in effect, Borrower stipulates that such payment and collection will have been and will be deemed to have been, to the extent permitted by applicable laws of the State of New York or the United States of America, the result of mathematical error on the part of Borrower and Lender; and Lender shall promptly refund the amount of such excess (to the extent only of such interest payments in excess of that which would have accrued and been payable on the basis of the Highest Lawful Rate) upon discovery of such error by Lender or notice thereof from Borrower. In the event that the maturity of any Obligation is accelerated, by reason of an election by Lender or otherwise, or in the event of any required or permitted prepayment, then the consideration constituting interest under applicable laws may never exceed that payable on the basis of the Highest Lawful Rate, and excess amounts paid which by law are deemed interest, if any, shall be credited by Lender on the principal amount of the Obligations, or if the principal amount of the Obligations shall have been paid in full, refunded to Borrower. (d) All sums paid, or agreed to be paid, to Lender for the use, forbearance and detention of the proceeds of any advance hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term hereof until paid in full so that the actual rate of interest is uniform but does not exceed the Highest Lawful Rate throughout the full term hereof. 2.8 Intentionally Omitted. 2.9 Security Interest in Accounts; Right of Offset. As security for the payment and performance of the Obligations, Borrower hereby transfers, assigns and pledges to Lender and grants to Lender a security interest in all funds of Borrower now or hereafter or from time to time on deposit with Lender, with such interest of Lender to be retransferred, reassigned and/or released at the expense of Borrower upon payment in full and complete performance by Borrower of all Obligations. All remedies as secured party or assignee of such funds shall be exercisable by Lender upon the occurrence of any Event of Default, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Furthermore, Borrower hereby grants to Lender the right, exercisable at such time as any Obligation shall mature, whether by acceleration of maturity or otherwise, of offset or banker's lien against all funds of Borrower now or hereafter or from time to time on deposit with Lender, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. If the foregoing provisions conflict with the provisions of any of the Security Documents, the relevant provision of the relevant Security Document shall control. - 23 - ARTICLE III CONDITIONS 3.1 Conditions Precedent to Funding of Loan. The obligations of Lender to enter into this Agreement and to advance the Loan on the Closing Date are subject to the satisfaction of the following conditions precedent that (a) all matters incident to the consummation of the transactions contemplated herein shall be satisfactory to Lender and (b) Lender shall have received, reviewed and approved the following documents and other items, appropriately executed when necessary and, where applicable, acknowledged by one or more Responsible Officers or other duly authorized representatives of Borrower, acting on behalf of Borrower, or others as the case may be, all in form and substance reasonably satisfactory to Lender and dated, where applicable, of even date herewith or a date prior thereto and acceptable to Lender: (a) this Agreement; (b) the Note; (c) the Mortgage, together with Acknowledgment and Direction authorizing the registration of the Mortgage; (d) the Security Agreements; (e) the Guaranty; (f) the Environmental Indemnity Agreement; (g) the PEC Standstill Agreement; (h) the Hecate Standstill Agreement; (i) the Ground Lessor Estoppel; (j) the General Contractor Consent; (k) any other Security Documents covering assets of Borrower as reasonably required by Lender; (1) the PEC Side Letter; (m) a copy of the Ground Lease, certified as true, correct and complete by Borrower; (n) a notice of Ground Lease, executed and acknowledged by Borrower and Ground Lessor, in form suitable for filing in the property records of the Province; (o) a copy of the Participation Agreement and each RSVC Agreement, and all amendments thereto (including, without limitation, amendments extending the "Long Stop Date" - 24 - set forth in each RSVC Agreement to a date at or beyond the Longstop Date), each certified as true, correct and complete by Borrower; (p) a consent from IESO, in form and substance acceptable to Lender, approving of the collateral assignment of the RSVC Agreements to Lender and agreeing to provide Lender with notice and cure rights in the event of a default on the part of Borrower thereunder; (q) a copy of the Development Services Agreement, certified as true, correct and complete by Borrower; (r) a consent from Hecate, in form and substance acceptable to Lender, approving of the collateral assignment of the Development Services Agreement to Lender and agreeing to provide Lender with notice and cure rights in the event of a default on the part of Guarantor thereunder; (s) a copy of the Connection Cost Agreement, certified as true, correct and complete by Borrower; (t) a copy of the DCIA Study Agreement, certified as true, correct and complete by Borrower; (u) a consent from Ground Lessor, in form and substance acceptable to Lender, approving of the collateral assignment of the Connection Cost Agreement and DCIA Study Agreement to Lender, agreeing to provide Lender with notice and cure rights in the event of a default on the part of Borrower thereunder, and committing to deliver an Interconnection Agreement, in substantially the form attached hereto as Exhibit C, upon satisfaction of all applicable conditions thereto; (v) Borrower; (w) acceptable to Lender; (x) a copy of the EPC Contract, certified as true, correct and complete by an amendment to each of the EPC Contract, in form and substance the Lender shall have received a title sub-search report dated the date that is the Business Day immediately preceding the Closing Date and such report demonstrates that the Project is free and clear of Liens that are not Permitted Liens (other than those Liens registered against the Project pursuant to the CLA which Liens shall not exist on the Closing Date); (y) a copy of the final plans and specifications (and all other design, engineering or architectural work, test reports, soil reports, surveys, shop fabrication and erection drawings, and all other related items) for the Project; (z) a copy of the PEC Note and any other documents securing or otherwise entered into in connection with the Indebtedness evidenced thereby, together with evidence of the cancellation of the prior demand note made by Borrower to PEC; - 25 - (aa) a copy of the O&M Agreement, certified as true, correct and complete by Borrower; (bb) copies of all Construction and Development Agreements (other than those identified elsewhere in this Section 3.1), certified to be true, correct and complete by Borrower; (cc) copies of all Material Agreements (other than those identified elsewhere in this Section 3.1), certified to be true, correct and complete by Borrower; (dd) copies of the organizational documents of Borrower, General Partner, Guarantor and PEC, each accompanied by a certificate dated the Closing Date issued by the secretary or an assistant secretary or another authorized representative of the foregoing, to the effect that each such copy is correct and complete, and original certificates of the partnership units in Borrower and the shares in General Partner comprising the Pledged Equity; (ee) a certificate of incumbency dated the Closing Date, including specimen signatures of all officers or other representatives of Borrower, General Partner, Guarantor and PEC, or the entity signing on behalf of the foregoing, who are authorized to execute Loan Documents on behalf of the foregoing, such certificate being executed by the secretary or an assistant secretary or another authorized representative of the foregoing; (ff) copies of resolutions adopted by the relevant governing body of Borrower, General Partner, Guarantor and PEC approving the Loan Documents to which each of the foregoing is a party and authorizing the transactions contemplated herein and therein, accompanied by a certificate dated the Closing Date issued by the secretary or an assistant secretary or another authorized representative of the foregoing, to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by unanimous consent and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or rescinded in any respect and are in full force and effect as of the date of such certificate; (gg) certificates dated as of a recent date from the appropriate Governmental Authority evidencing the existence or qualification and, if applicable, good standing of Borrower in its jurisdiction of organization and in each jurisdiction in which it owns material assets or conducts material operations; (hh) an independent engineer's report from DNV-GL with respect to the Project, in form and substance acceptable to Lender; (ii) a construction schedule for completion of construction of the Project and Service Commencement (the "Construction Schedule"), a copy of which is attached hereto as Schedule 3.1(ii). (jj) Borrower's proposed operating and capital budget for the Project for the remainder of calendar year 2017, in form and substance acceptable to Lender (the "Initial Approved Budget"), a copy of which is attached hereto as Schedule 3.1(jj); -26- (kk) the Title Policy, of a binding agreement on the part of the title company issuing the Title Policy to issue the same, dated as of the Closing Date, in the form approved by Lender with no additional exceptions; (11) a current land title survey of the Mortgaged Property, in form and substance acceptable to Lender, depicting, where applicable, each exception included in the Title Policy; (mm) evidence, in form and substance satisfactory to Lender, that the Project complies, and will comply upon completion, with all applicable zoning and land use laws; (nn) results of (i) PPSA searches in the Province of Ontario regarding Borrower and General Partner, (ii) PPSA searches in the Province of British Columbia regarding Guarantor and General Partner, (iii) searches of the uniform commercial code records of the State of Oregon regarding Guarantor and General Partner and (iv) searches of the uniform commercial code records of the State of Nevada regarding PEC, such search reports reflecting no Liens, other than Permitted Liens, against Borrower or any of the Collateral as to which perfection of a Lien is accomplished by the filing of a financing statement; (oo) a certificate or certificates evidencing the insurance coverage required by the provisions of Section 5.16(a); (pp) copies of all operating licenses and permits issued by all appropriate Governmental Authorities with respect to the Project; (qq) one or more opinions of counsel to Borrower, each in form and substance reasonably satisfactory to Lender, and collectively opining on the security interests created under the Loan Documents; (rr) a copy of the Battery Equipment Supply Agreement, certified as true, correct and complete by Borrower; (ss) an Acknowledgment and Consent executed by eTrust Power Group Co., Ltd, with respect to the transfer of title to the battery equipment and assignment of the manufacturer's warranty therefor, in form and substance acceptable to Lender; (tt) payment of estimated fees and expenses of counsel to Lender incurred through the Closing Date and for which an invoice has been presented to Borrower; and (uu) such other agreements, documents, instruments, opinions, certificates, waivers, consents and evidences as Lender may reasonably request. 3.2 Conditions Subsequent to Funding of Loan. Borrower shall deliver to Lender, on or prior to the date required below, the following, all of which shall be in form and substance acceptable to Lender: - 27 - (a) Within seven days following the Closing, a certificate or certificates evidencing the insurance coverage required by the provisions of Section 5.16(a) identifying Lender as additional insured or loss payee, as applicable. (b) Prior to Substantial Completion of the Project (and in any event prior to the Longstop Date), a certificate or certificates evidencing the insurance coverage required by the provisions of Section 5.16(b). (c) Prior to Service Commencement (and in any event prior to the Longstop Date), an Interconnection Agreement, in substantially the form attached hereto as Exhibit C, executed by Borrower and Ground Lessor. (d) Prior to Service Commencement (and in any event prior to the Longstop Date), an Environmental Compliance Approval from the Ministry of the Environment and Climate Change (regarding noise emissions) and IESO market participant registration. (e) Within 30 days following Substantial Completion (and in any event prior to the due date thereof set forth in the Purchase Agreement), evidence of payment of the Deferred Purchase Price and release of the pledge of the Pledged Equity in favor of Hecate. ARTICLE IV REPRESENTATIONS AND WARRANTIES To induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender (which representations and warranties shall survive Closing) that: 4.1 Due Authorization. (a) The execution and delivery by Borrower of this Agreement and the borrowing hereunder, the execution and delivery by Borrower of the Note, the repayment of the Note, payment of interest and fees provided for in the Note and this Agreement, the execution and delivery by Borrower of the other Loan Documents to which it is a party and the performance by Borrower of its obligations under the Loan Documents to which it is a party are within the power of Borrower, have been duly authorized by all necessary action by Borrower, and do not and will not (i) require the consent of any Governmental Authority, (ii) contravene or conflict with any Requirement of Law, (iii) contravene or conflict with any indenture, instrument or other agreement to which Borrower is a party or by which any Property of Borrower may be presently bound or encumbered or (iv) result in or require the creation or imposition of any Lien in, upon or on any Property of Borrower under any such indenture, instrument or other agreement, other than under any of the Loan Documents to which it is a party. (b) The execution and delivery by Guarantor, General Partner and PEC of the Loan Documents (and, in the case of PEC, the PEC Side Letter) to which each is a party and the performance by Guarantor, General Partner and PEC of their respective obligations under the Loan Documents (and, in the case of PEC, the PEC Side Letter) to which each is a party are within the power of Guarantor, General Partner and PEC, have been duly authorized by all - 28 - necessary action by Guarantor, General Partner and PEC, and do not and will not (i) require the consent of any Governmental Authority, (ii) contravene or conflict with any Requirement of Law, (iii) contravene or conflict with any indenture, instrument or other agreement to which Guarantor, General Partner or PEC is a party or by which any Property of Guarantor, General Partner or PEC may be presently bound or encumbered or (iv) result in or require the creation or imposition of any Lien in, upon or on any Property of Guarantor, General Partner or PEC under any such indenture, instrument or other agreement, other than under any of the Loan Documents to which it is a party. 4.2 Existence. (a) Borrower is a limited partnership duly organized, legally existing and, if applicable, in good standing under the laws of the Province. (b) General Partner is a corporation duly organized, legally existing and, if applicable, in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation, and, if applicable, is in good standing in all jurisdictions wherein the ownership of Property or the operation of its business necessitates same. (c) Guarantor is a corporation duly organized, legally existing and, if applicable, in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation, and, if applicable, is in good standing in all jurisdictions wherein the ownership of Property or the operation of its business necessitates same. (d) PEC is a corporation duly organized, legally existing and, if applicable, in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation, and, if applicable, is in good standing in all jurisdictions wherein the ownership of Property or the operation of its business necessitates same. 4.3 Valid and Binding Obligations. All Loan Documents (and, in the case of PEC, the PEC Side Letter) to which Borrower, General Partner, Guarantor or PEC is a party, when duly executed and delivered by the relevant party, constitute the legal, valid and binding obligations of the relevant party enforceable against such party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 4.4 Security Documents. The provisions of each Security Document executed by Borrower, General Partner and/or Guarantor, as applicable, are effective to create, in favor of Lender, a legal, valid and enforceable Lien in all right, title and interest of Borrower, General Partner and/or Guarantor, as applicable, in the Property described therein, which Lien constitutes a first-priority Lien (except as to Permitted Liens) on all right, title and interest of Borrower, General Partner and/or Guarantor, as applicable, in the Property described therein. - 29 - 4.5 Title to Property. (a) Borrower has good and defensible leasehold title to the Land, fee title to the Improvements and title to the other Collateral, in each case, free and clear of all Liens except Permitted Liens. (b) General Partner is the sole general partner of Borrower, and holds such Equity Interest free and clear of any Liens. (c) Guarantor is the sole limited partner of Borrower and the sole shareholder of General Partner, and holds such Equity Interest free and clear of any Liens other than the Lien in favor of Hecate as described in the Hecate Standstill Agreement. 4.6 No Material Adverse Effect or Default. No event or circumstance has occurred that could reasonably be expected to have a Material Adverse Effect, and no Default has occurred and is continuing. 4.7 No Material Misstatements. No information, exhibit, statement or report furnished to Lender by or at the direction of Borrower in connection with this Agreement or any other Loan Document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading as of the date made or deemed made; provided that, with respect to projected financial information, it represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 4.8 Liabilities, Litigation and Restrictions. Other than as set forth in the Material Agreements delivered to Lender, Borrower has no liabilities, direct or contingent, that may materially and adversely affect its business or operations or its ownership of its Property. No litigation or other action of any nature involving Borrower is pending before any Governmental Authority or, to the best knowledge of Borrower, threatened against or involving Borrower. 4.9 Authorizations; Consents. Except as expressly contemplated by this Agreement, no authorization, consent, approval, exemption, franchise, permit or license of, or filing with, any Governmental Authority or any other Person is required to authorize or is otherwise required in connection with the valid execution and delivery by Borrower, General Partner, Guarantor or PEC of the Loan Documents to which it is a party (and, in the case of PEC, the PEC Side Letter) or any instrument contemplated hereby, the repayment by Borrower of the Note, payment of interest and fees provided in the Note and this Agreement or the performance by Borrower of the Obligations. 4.10 Compliance with Laws. Borrower and its Property are in compliance in all material respects with all applicable Requirements of Law, including Environmental Laws. 4.11 ERISA; Canadian Pension Plans. Neither Borrower nor Guarantor maintains, or has maintained, any Plan. Neither Borrower nor Guarantor currently contributes to or has any obligation to contribute to or otherwise have any liability with respect to any Plan. -30- 4.12 Environmental Laws. (a) to Borrower's knowledge, the Mortgaged Property does not contain any Hazardous Substance, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto; (b) to Borrower's knowledge, no Hazardous Substance has been placed, held, located or disposed of, on, under or about the Secured Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto; (c) Borrower has not undertaken, permitted, authorized or suffered the manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial or disposal on, under or about, or in a location that may adversely affect, the Mortgaged Property, of any Hazardous Substance, or the transportation of any Hazardous Substance to or from the Mortgaged Property, that would violate Environmental Laws or any permits issued pursuant thereto; (d) there is no pending or written threat received by Borrower of litigation or proceedings before any administrative agency in which any Person alleges the release, threat of release, placement on, under or about the Mortgaged Property of any Hazardous Substance, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial or disposal on, or under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance; (e) Borrower has not received any Environmental Complaint and Borrower has no actual knowledge that any Governmental Authority or any employee or agent thereof has determined, or has threatened in writing to determine, that there is a presence, release, threat of release, placement on, under or about the Mortgaged Property of any Hazardous Substance, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial or disposal on, under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property of any Hazardous Substance; (f) there have been no written communications or agreements between Borrower or, to Borrower's knowledge, any agent or representative of Borrower, on the one hand, and any Governmental Authority or agency (federal, state or local) or any private entity, on the other hand, and there have been, to Borrower's knowledge, no oral or written communications or agreements between any Governmental Authority or agency (federal, state or local) or any private entity, including, but not limited to, any prior owners of the Mortgaged Property, on the one hand, and any agent or representative of Borrower, on the other hand, in either case relating in any way to the release on or from, threat of release on or from, or placement on, under or about the Mortgaged Property, or the manufacture, generation, transportation, storage, treatment, discharge, burial or disposal on, under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property of any Hazardous Substance; and (g) neither Borrower nor, to the actual knowledge of Borrower, any other Person, including but not limited to any fee owner, predecessor ground lessee, tenant, subtenant, - 31 - licensee, occupant, user or operator of all or any portion of the Mortgaged Property, has ever caused, permitted, authorized or suffered any Hazardous Substance to be placed, held, located or disposed of, on, under or about any other real property, all or any portion of which is legally or beneficially owned or ground leased (or any interest or estate therein which is owned or ground leased) by Borrower in any jurisdiction now or hereafter having in effect a so-called "Superlien" law or ordinance or any part thereof the effect of which, in conjunction with such law or ordinance, would be to create an environmental-related Lien on the Mortgaged Property to secure any obligation in connection with real property in any other jurisdiction. 4.13 Compliance with Federal Reserve Regulations. No transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including Regulations T, U or X. 4.14 Investment Company Act Compliance. Borrower is not, nor is Borrower directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940. 4.15 Proper Filing of Tax Returns; Payment of Taxes Due. Each of Borrower, General Partner and Guarantor has duly and properly filed all tax returns required to be filed by such party, if any, and has paid all taxes, if any, shown as due on any such return, as applicable, except where appropriate extensions have been filed or except such as have been disclosed to Lender and are being contested in good faith. 4.16 Intellectual Property. Borrower owns or is licensed to use all Intellectual Property necessary to conduct all business material to its condition (financial or otherwise), business or operations as such business is currently conducted or intended to be conducted upon completion of the Project. No claim has been asserted or is pending by any Person with respect to the use by Borrower of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property; and Borrower knows of no valid basis for any such claim. The use of such Intellectual Property by Borrower does not infringe on the rights of any Person, except for such claims and infringements as do not, in the aggregate, give rise to any material liability on the part of Borrower. 4.17 Casualties or Taking of Property. Neither the business nor any Property of Borrower has been subject to any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God. 4.18 Location of Borrower. The principal place of business and chief executive office of Borrower is located at the address of Borrower set forth in Section 9.3 or at such other location as Borrower may have, by proper written notice hereunder, advised Lender, provided that such other location is within a state or province in which appropriate financing statements from Borrower in favor of Lender have been filed, if required by applicable law in order to perfect Lender's security interest in any of the Collateral. - 32 - 4.19 Subsidiaries. Borrower has no subsidiaries and does not own any equity interest of any kind in any other Person. Except for General Partner's general partnership interest in Borrower, General Partner has no subsidiaries and does not own any equity interest of any kind in any other Person. 4.20 Compliance with Anti-Terrorism Laws. (a) None of Borrower, General Partner, Guarantor nor any Affiliate of Borrower, General Partner or Guarantor is in violation of any Anti-Terrorism Law or knowingly engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any AntiTerrorism Law. (b) None of Borrower, General Partner, Guarantor nor any Affiliate of Borrower or Guarantor is any of the following (each a "Blocked Person"): (i) a Person that is listed in the annex, to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) a Person or entity with which any bank or other financial institution is prohibited from dealing or otherwise engaging in any transaction by any AntiTerrorism Law; (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in Executive Order No. 13224; (v) a Person or entity that is named as a "specially designated national" on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list; or (vi) a Person or entity who is affiliated with a Person or entity listed above. (c) None of Borrower, General Partner, Guarantor nor any Affiliate of Borrower or Guarantor (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any Property or interests in Property blocked pursuant to Executive Order No. 13224. -33- (d) None of Borrower, General Partner, Guarantor nor any Affiliate of Borrower or Guarantor is in violation of any rules or regulations promulgated by OFAC or of any economic or trade sanctions administered and enforced by OFAC or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any rules or regulations promulgated by OFAC. 4.21 Solvency. Each of Borrower, General Partner and Guarantor is Solvent. 4.22 Special Purpose Entity Requirements. Since the date of their respective formation, Borrower and General Partner each have been an SPE, meeting the following requirements: (a) Borrower has not previously owned or leased and does not own or lease any asset or property other than the Mortgaged Property and the Envelope 4 Assets. General Partner has not previously owned and does not own any asset or property other than its interest in Borrower. (b) Borrower has not previously engaged and does not engage (either directly or indirectly) in any business other than the acquisition, ownership, management and operation of the Project, other than the ownership of the Envelope 4 Assets. General Partner has not previously engaged and does not engage (either directly or indirectly) in any business other than being the general partner of Borrower. (c) Borrower and General Partner each has done or caused to be done all things reasonably necessary to observe its organizational formalities and preserve its separate existence. (d) Borrower and General Partner each has maintained and shall continue to maintain all of its books, records, financial statements, bank accounts, agreements, resolutions and other records separate from those of its affiliates. (e) Borrower and General Partner have each filed its own tax returns to the extent required by applicable law and to the extent it is (i) not part of a consolidated return or returns, (ii) not treated as a division solely for tax purposes of another taxpayer, or (iii) not treated as a "disregarded entity" for tax purposes and is not required to file a tax return. (f) Borrower and General Partner each is has held itself out to the public as, a legal entity separate and distinct from any other entity, and corrected any known misunderstanding regarding its status as a separate entity (g) Borrower and General Partner have each conducted business in its own name (as such name may have been changed from time to time by proper filings in the public records). (h) Neither Borrower nor General Partner has commingled its funds or any other assets with those of any of its affiliates or any other Person. - 34 - (i) Borrower and General Partner each is and intends to remain solvent and pay its debts from its own assets as the same shall become due (to the extent there exists sufficient cash flow from the Project). (j) Neither Borrower nor General Partner has made any loans or advances to any third party or to any of their affiliates. (k) Borrower and General Partner each allocate fairly and reasonably any overhead and expense for office space shared with its affiliates. (1) Neither Borrower nor General Partner has held itself out as responsible for any other Person's debts or obligations. (m) Borrower and General Partner each have held, and continue to hold, its assets in its own name 4.23 Permits and Licenses. Borrower has obtained and maintains all permits, licenses and other entitlements necessary to develop and construct the Project and to commence commercial operation of the Project promptly upon completion thereof and thereafter to continue commercial operation of the Project, and any fees or other amounts due and payable in connection with such permits, licenses or other entitlements have been paid in full or will be paid in full from the Loan proceeds at Closing. 4.24 RSVC Agreements; Participation Agreement, Envelope 4 Project Assets. (a) Borrower has delivered to Lender a true and correct copy of the Participation Agreement and each RSVC Agreement, together with any and all amendments and modifications thereof. (b) The Participation Agreement and each of the RSVC Agreements is in full force and effect and constitutes an obligation enforceable against Borrower and, to Borrower's knowledge, IESO, in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) Neither Borrower nor, to Borrower's knowledge, IESO, is in default in respect of any of its obligations under the Participation Agreement or any of the RSVC Agreements. (d) Neither Hecate nor any other party has any right to acquire any interest in any of the RSVC Agreements, whether pursuant to the Hecate Purchase Agreement or otherwise. The Envelope 4 Project Assets are not necessary or beneficial in connection with the development, construction or operation of the Project. Upon completion of the re-acquisition by Hecate of the Envelope 4 Project Assets, Borrower will have no obligation or liability with respect to the Envelope 4 Project Assets or the projects contemplated in connection therewith. - 35 - 4.25 Ground Lease. (a) Borrower has delivered to Lender a true and correct copy of the Ground Lease, together with any and all amendments and modifications thereof. (b) The Ground Lease is in full force and effect and constitutes an obligation enforceable against Borrower and, to Borrower's knowledge, Ground Lessor, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) Neither Borrower nor, to Borrower's knowledge, Ground Lessor, is in default in respect of any of its obligations under the Ground Lease. (d) A Notice of Ground Lease has been filed in the official records of the Province. (e) Borrower is the owner of the entire lessee's interest in the Ground Lease and has the right and authority under the Ground Lease to execute the Mortgage and to encumber Borrower's interest therein. (f) Except for Permitted Liens, Borrower's interest in the Ground Lease is not subject to any Liens superior to the Mortgage. Any mortgage encumbering the fee interest is subject and subordinate to the Ground Lease, such that a foreclosure under such mortgage shall not terminate the leasehold estate created by the Ground Lease or the Lien of the Mortgage encumbering such leasehold estate. (g) All rents and all other charges payable under the Ground Lease as of the Closing Date have been fully paid by Borrower and are current. (h) The premises demised by the Ground Lease constitute the only premises necessary for the construction, development and operation of the Project. 4.26 Material Agreements. (a) Borrower has delivered to Lender a true and correct copy of each Material Agreement, together with any and all amendments and modifications thereof (b) Each of the Material Agreements is in full force and effect and constitutes an obligation enforceable against Borrower and, to Borrower's knowledge, each other party thereto, in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) Neither Borrower nor, to Borrower's knowledge, any other party, is in material default in respect of any of its obligations under any of the Material Agreements. -36- 4.27 Construction and Development. (a) Borrower has delivered to Lender a true and correct copy of each Construction and Development Agreement, together with any and all amendments and modifications thereof. (b) Each Construction and Development Agreement is in full force and effect and constitutes an obligation enforceable against Borrower and, to Borrower's knowledge, each other party thereto, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) Neither Borrower nor, to Borrower's knowledge, any other party to any Construction and Development Agreement is in default in respect of any of its obligations thereunder. (d) The Construction Schedule attached hereto as Schedule 3.1(hh) accurately reflects the anticipated schedule for completion of construction of the Project and Service Commencement, as determined by Borrower in good faith based on all available information. 4.28 Ownership of Project Assets. As of the Effective Date, Borrower: (a) owns all of the battery energy storage systems, inverters, transformers and other equipment and personal property required to develop, construct, own and operate the Project in accordance with the RSVC Agreements and all other Material Agreements; and (b) owns or leases all other assets required to develop, construct, own and operate the Project in accordance with the RSVC Agreements and all other Material Agreements; in each case free and clear of all Liens other than Permitted Liens. ARTICLE V AFFIRMATIVE COVENANTS 5.1 Maintenance and Access to Records. Borrower shall keep adequate records, in accordance with GAAP, of all its transactions so that at any time, and from time to time, its true and complete financial condition may be readily determined, and promptly following the reasonable request of Lender, make such records available for inspection by Lender and, at the expense of Borrower, allow Lender to make and take away copies thereof. 5.2 Financial Statements and Compliance Certificates. Borrower shall provide the Financial Statements to Lender. Quarterly Financial Statement shall be provided within 30 days following the end of the applicable fiscal quarter and annual Financial Statements shall be provided within 90 days following the end of the applicable fiscal year. All Financial Statement shall be prepared in accordance with GAAP. Unaudited Financial Statements shall be certified as true, correct and complete in all material respects by a Financial Officer of Borrower. All - 37 - quarterly Financial Statements shall also be accompanied by a Compliance Certificate in the form attached hereto as Exhibit B. 5.3 Budget Approval. The Initial Approved Budget, which constitutes Borrower's good faith estimation of revenues and expenses anticipated in connection with the completion of construction and development of the Project, commencement of commercial operations and operation through the end of calendar 2017, is attached hereto as Schedule 3.1(s). The Initial Approved Budget has been approved by Lender. During the term of the Loan, Borrower shall deliver to Lender, at least 90 days prior to the expiration of each calendar year, a proposed operating and capital budget for the following calendar year. Such proposed budget shall be subject to the approval of Lender, which approval shall not be unreasonably withheld, conditioned or delayed. Upon approval, such proposed budget shall constitute the "Approved Budget" for the following calendar year. If Lender has any reasonably objection to any proposed budget, Lender shall notify Borrower in writing of any such objection, and Lender and Borrower shall thereafter cooperate in good faith to address any such objections on the part of Lender and agree upon an Approved Budget. If Borrower and Lender are unable to agree upon an Approved Budget prior to the first day of the following calendar year, the Approved Budget for the prior calendar year shall continue to apply, subject to adjustment for increases in CPI and fixed costs, and without regard to capital expenditures and other special or one-time expenses. 5.4 Debt Service Reserve. At Closing, Borrower shall deposit with Lender, from the Loan proceeds, an amount equal to the Debt Service Reserve Amount, which Lender shall hold as a reserve (the "Debt Service Reserve") to fund Debt Service due and payable under the Loan for the Payment Dates of September 30, 2017 and December 31, 2017. To the extent that income from the operation of the Project is insufficient to pay the entire Debt Service payment due on either such Payment Date, Borrower shall notify Lender at least one Business Day prior to the Payment Date of the amount, if any, that Borrower will pay on such Payment Date, and Lender will fund the remainder, if any, from the Debt Service Reserve. If any amount remains in the Debt Service Reserve following the Debt Service payment on December 31, 2017, such amount shall be applied by Lender to the prepayment of the Loan Balance, without application of any Make Whole Premium. Notwithstanding anything to the contrary in this Section 5.4, the insufficiency of funds in the Debt Service Reserve shall not relieve Borrower from the obligation to make any Debt Service payment or any other payment due and owing under this Agreement or the other Loan Documents. Borrower hereby grants to Lender a security interest in the Debt Service Reserve as security for the payment of the Loan and the performance of the Obligations. At any time an Event of Default exists, Lender may apply all or any part of the funds in the Debt Service Reserve to the Loan and to all other Obligations in such order as Lender may determine in its sole and absolute discretion. Any such application of funds in the Debt Service Reserve during the existence of an Event of Default shall include the Make Whole Premium. 5.5 Payment of Impositions; Liens. (a) Borrower shall pay all Taxes, assessments, governmental charges, rent and other Indebtedness which, if unpaid, might become a Lien against the Mortgaged Property or the Collateral, except any of the foregoing being contested in good faith and as to which an adequate reserve in accordance with GAAP has been established or unless failure to pay would not have a Material Adverse Effect. -38- (b) Borrower shall pay and discharge or cause to be paid and discharged all lawful claims for labor, materials and supplies or otherwise, that are or could become a Lien on the Mortgaged Property or Collateral; provided, however, that Borrower may contest any such Lien in good faith so long as (i) the existence of such Lien does not constitute a default, beyond any applicable notice and cure periods, under the Ground Lease or any other Material Agreement, (ii) Borrower has bonded such Lien in accordance with applicable law or provided Lender with security for the payment of such Lien, in form and amount acceptable to Lender, and (iii) such Lien is discharged in full prior to the commencement of any action to satisfy such Lien through a sale of all or any portion of the Collateral. 5.6 Notices of Certain Events. Borrower shall deliver to Lender, immediately upon having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by a Responsible Officer of Borrower, and setting forth the relevant event or circumstance and the steps being taken by Borrower with respect to such event or circumstance: (a) any Default or Event of Default; (b) any default or event of default under any the Ground Lease, any RSVC Agreement, any Construction and Development Agreement or any other Material Agreement, or any litigation, investigation or proceeding between Borrower and any Governmental Authority which, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect; (c) any litigation or proceeding involving Borrower as a defendant or in which the Mortgaged Property or the Collateral is subject to a claim and in which the amount involved is Cdn$50,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought; (d) the receipt by Borrower of any Environmental Complaint; (e) any actual, proposed or threatened testing or other investigation by any Governmental Authority or other Person concerning the environmental condition of, or relating to, the Mortgaged Property or any Collateral following any allegation of a violation of any Requirement of Law; (f) any Release of Hazardous Substances by Borrower or from, affecting or related to the Mortgaged Property or Property of others adjacent to the Mortgaged Property that could reasonably be expected to have a Material Adverse Effect, except in accordance with applicable Requirements of Law or the terms of a valid permit, license, certificate or approval of the relevant Governmental Authority, or the violation of any Environmental Law, or the revocation, suspension or forfeiture of or failure to renew, any permit, license, registration, approval or authorization which could reasonably be expected to have a Material Adverse Effect; (g) the revocation, suspension or forfeiture of or failure to renew, any permit, license, registration, approval or authorization necessary for the operation of the Project; - 39 - (h) any change in the senior management of Borrower, General Partner, Guarantor and/or PEC; (i) the receipt by Borrower of any notice of termination of any RSVC Agreement; and (j) any other event or condition which could reasonably be expected to have a Material Adverse Effect. 5.7 Tax Returns. Borrower shall furnish to Lender, promptly upon, but in no event more than 30 days after, each filing of the annual federal income tax return of Borrower (if applicable), a copy thereof. 5.8 Additional Information. Borrower shall furnish to Lender, promptly upon the request of Lender, such additional financial or other information concerning the assets, liabilities, operations and transactions of Borrower or the Project as Lender may from time to time reasonably request; and Borrower shall notify Lender not less than ten Business Days prior to the occurrence of any condition or event that may change the proper location for the filing of any financing statement or other public notice or recording for the purpose of perfecting a Lien in any Collateral, including any change in its name or the location of the jurisdiction of organization, principal place of business or chief executive office of Borrower or Guarantor; and upon the request of Lender, Borrower shall, and shall cause Guarantor to, execute such additional Security Documents as may be necessary or appropriate in connection therewith. 5.9 Compliance with Laws. Borrower shall comply, in all material respects, with all applicable Requirements of Law, including (a) ERISA, (b) Canadian Pension Laws, (c) Environmental Laws, (d) Anti-Terrorism Laws and (e) all permits, licenses (including the Electricity Storage License), registrations, approvals and authorizations (i) related to any natural or environmental resource or media located on, above, within, related to or affected by the Mortgaged Property, (ii) required for the performance of the operations of Borrower or the Project, or (iii) applicable to the use, generation, handling, storage, treatment, transport, or disposal of any Hazardous Substances; and Borrower shall use its best efforts to cause all employees, agents, contractors, subcontractors and future lessees (pursuant to appropriate lease provisions) of Borrower, while such Persons are acting within the scope of their relationship with Borrower, to comply with all such Requirements of Law as may be necessary or appropriate to enable Borrower to so comply. 5.10 Maintenance of Existence or Qualification and Good Standing. Borrower shall maintain its corporate, limited liability company or limited partnership, as the case may be, existence or qualification and, if applicable, good standing in its jurisdiction of organization and in all jurisdictions wherein any material Property now owned or hereafter acquired or business now or hereafter conducted by it necessitates same. 5.11 Payment of Note; Performance of Obligations. Borrower shall pay the Note according to the reading, tenor and effect thereof, as modified hereby, and do and perform every act and discharge all of the other Obligations. -40- 5.12 Further Assurances. Promptly upon written request of Lender, Borrower shall cure any defects in the execution and delivery of any of the Loan Documents to which Borrower is a party and all agreements contemplated thereby, and execute, acknowledge and deliver to Lender such other assurances and instruments as shall, in the reasonable opinion of Lender, be necessary to fulfill the terms of the Loan Documents to which Borrower is a party. 5.13 Initial Expenses of Lender. Upon request by Lender, Borrower shall promptly reimburse Lender for, or pay directly to Lender's counsel, all reasonable fees and expenses of Lender's counsel in connection with the preparation of this Agreement and all documentation contemplated hereby, the satisfaction of the conditions precedent set forth herein, the filing and recordation of Security Documents, and the consummation of the transactions contemplated in this Agreement. 5.14 Subsequent Expenses of Lender. Borrower shall promptly reimburse (a) all third party out-of-pocket amounts reasonably expended, advanced or incurred by or on behalf of Lender (i) to satisfy any obligation of Borrower under any of the Loan Documents during the continuance of an Event of Default; (ii) to enforce any of the terms and conditions of any of the Loan Documents; (iii) to ratify, amend, restate or prepare additional Loan Documents, as the case may be; (iv) in connection with the filing and recordation of Security Documents; and which amounts shall include all reasonable attorney's fees, together with interest at the Interest Rate on each such amount from the date of notification by Lender that the same was expended, advanced or incurred by Lender until the date it is repaid to Lender; and (b) following an Event of Default, all out-of-pocket costs and expenses, if any, of Lender (i) to enforce any of the terms and conditions of any of the Loan Documents or to enforce any rights or pursue any remedies available to Lender under the Loan Documents or otherwise at law or in equity; (ii) to collect the Obligations and (iii) to protect the Mortgaged Property, Collateral and Project, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to Borrower by Lender and which costs and expenses shall include (A) all court costs, (B) reasonable attorneys' fees, (C) reasonable fees and expenses of auditors and accountants incurred to protect the interests of Lender, (D) fees and expenses incurred in connection with the participation by Lender as members of the creditors' committee in any Insolvency Proceeding with respect to Borrower, General Partner, Guarantor or PEC and the refinancing, renegotiation or restructuring (including negotiation of any so called "workout" or similar transaction) of the facilities under this Agreement, (E) fees and expenses incurred in connection with lifting the automatic stay prescribed in §362 Title 11 of the United States of America Code and (F) fees and expenses incurred in connection with any action pursuant to §1129 Title 11 of the United States of America Code all as incurred by Lender in connection with the collection of any sums due under the Loan Documents, together with interest at the Default Rate on each such amount from the date of notification that the same was expended, advanced or incurred by Lender until the date it is repaid to Lender, with the obligations under this Section 5.14 surviving the non-assumption of this Agreement in any Insolvency Proceeding with respect to Borrower, General Partner, Guarantor or PEC and being binding upon Borrower and/or a trustee, receiver, custodian or liquidator of Borrower appointed in any such case. Notwithstanding any provision to the contrary herein, Borrower agrees that, upon three days' notice, Lender may debit Borrower's account or accounts that are subject to exclusive control by Lender for any amounts payable pursuant to this Section 5.14. - 41 - 5.15 Maintenance and Inspection of Collateral. Borrower shall maintain or, to the extent that the right or obligation to do so rests with another Person, exercise commercially reasonable efforts to cause such other Person to maintain the Improvements and all tangible Collateral in good repair and condition, ordinary wear and tear excepted; make or, to the extent that the right or obligation to do so rests with another Person, exercise commercially reasonable efforts to cause such other Person to make all necessary replacements thereof and operate the Improvements and such Collateral in a good and workmanlike manner, consistent with industry standard practices; and permit any authorized representative of Lender, upon prior notice to Borrower, to visit and inspect, at reasonable times, the Mortgaged Property or any other location where any tangible Collateral is located. 5.16 Maintenance of Insurance. (a) As of the Closing Date, and thereafter through final completion of construction of the Project, Borrower shall, and shall cause General Contractor and each subcontractor, to maintain such insurance as is required pursuant to the Ground Lease, the Construction and Development Documents and any other Material Agreements or any other applicable contractual obligation, and, in any event, insurance with respect to the construction of the Project in form, substance and amount, and with deductibles, consistent with the insurance approved by Lender prior to Closing and otherwise as may be reasonably required by Lender. (b) Prior to Substantial Completion of the Project, and in any event prior to the Longstop Date, Borrower shall obtain and thereafter maintain insurance with respect to itself, the Mortgaged Property, the Project and its businesses in form, substance and amount, and with deductibles as may be reasonably required by Lender. In addition, if the Ground Lease, any RSVC Agreement or any other Material Agreement requires additional insurance or greater coverage, or imposes any other requirements, Borrower shall maintain any such additional or greater insurance, and comply with such additional requirements, in accordance with the terms thereof. At least 20 days prior to the date Borrower anticipates Substantial Completion occurring, Borrower shall deliver to Lender, for Lender's review and approval in accordance with this Section 5.16, Borrower's proposed insurance program, together with such additional information and documentation with respect thereto as Lender shall reasonably require. (c) All insurance carried by Borrower, whether required by Lender or otherwise, shall name Lender as an additional insured or loss payee, as applicable. Borrower shall provide certificates of such insurance, or other evidence thereof reasonably acceptable to Lender, prior to Closing or Substantial Completion, as applicable, and thereafter prior to the expiration of any existing policy. Upon Lender's request, Borrower will provide a copy of any such insurance policy. Lender may, on 30 days prior notice to Borrower, require additional insurance coverage or increase the amount of any existing coverage required hereunder, in Lender's sole and absolute discretion. 5.17 Environmental Indemnification. Borrower shall indemnify and hold Lender and its shareholders, officers, directors, employees, agents, attorneys-in-fact and Affiliates (each of the foregoing an "Indemnitee") harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial actions, requirements and enforcement actions of any kind, and all - 42 - reasonable costs and expenses incurred in connection therewith (including attorneys' fees and expenses), arising directly or indirectly, in whole or in part, from (a) the presence of any Hazardous Substances on, under, or from the Mortgaged Property, whether prior to or during the term hereof, (b) any activity carried on or undertaken on the Mortgaged Property, whether prior to or during the term hereof, and whether by or on behalf of Borrower, Ground Lessor or any of the predecessors in title, employees, agents, contractors or subcontractors of or any other Person at any time occupying or present on the Mortgaged Property, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transportation or disposal of any Hazardous Substances at any time located or present on or under the Mortgaged Property, (c) any residual contamination on or under the Mortgaged Property, (d) any contamination of the Mortgaged Property or natural resources arising in connection with the generation, use, handling, storage, transportation or disposal of any Hazardous Substances by of Borrower or any employees, agents, contractors or subcontractors of Borrower while such Persons are acting within the scope of their relationship with Borrower, irrespective of whether any of such activities were or will be undertaken in accordance with applicable Requirements of Law or (e) the performance and enforcement of any Loan Document or any other act or omission in connection with or related to any Loan Document or the transactions contemplated thereby, including any such claim, loss, damage, liability, fine, penalty, charge, administrative or judicial proceeding, order, judgment, remedial action, requirement, enforcement action, cost or expense, arising from the negligence (but not the gross negligence or willful misconduct), whether sole or concurrent, of any Indemnitee; with the foregoing indemnity surviving satisfaction of all Obligations and the termination of this Agreement, unless all such Obligations have been satisfied wholly in cash and not by way of realization against any Collateral or the conveyance of any Property in lieu thereof; provided that such indemnity shall not extend to any act or omission by Lender with respect to the Mortgaged Property subsequent to Lender becoming the owner of the Mortgaged Property (or the leasehold estate therein) and the claim, loss, damage, liability, fine, penalty, charge, proceeding, order, judgment, action or requirement arises subsequent to the acquisition of title thereto by Lender; provided, further, that Borrower shall have the burden of proving the satisfaction of the conditions set forth in the foregoing proviso. All amounts due under this Section 5.17 shall be payable on written demand therefor by Lender. 5.18 General Indemnification. Borrower shall indemnify and hold each Indemnitee harmless from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of, in any way connected with or as a result of (a) the execution and delivery of this Agreement and the other Loan Documents, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder and consummation of the transactions contemplated hereby and thereby, (b) the use of proceeds of the Loan, or (c) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, including any such loss, claim, damage, liability or expense arising from the negligence (but not the gross negligence or willful misconduct), whether sole or concurrent, of any Indemnitee; with the foregoing indemnity surviving satisfaction of all Obligations and the termination of this Agreement. All amounts due under this Section 5.18 shall be payable on written demand therefor. 5.19 Evidence of Compliance with Anti-Terrorism Laws. Borrower shall deliver to Lender any certification or other evidence requested from time to time by Lender, in its - 43 - reasonable discretion, confirming compliance by Borrower with the provisions of any or all applicable Anti-Terrorism Laws. 5.20 Special Purpose Entity Requirements. Borrower shall, and shall cause General partner to, at all time remain an SPE. Without limiting the foregoing, Borrower shall, and shall cause General Partner to, take all actions necessary to cause each of the representations and warranties set forth in Section 4.22 to remain true and correct for the duration of the Loan term. 5.21 Permits and Licenses. Borrower shall maintain all permits, licenses and other entitlements necessary to develop, construct and operate the Project. Without limiting the generality of the foregoing, Borrower shall at all times (a) cause PEC to maintain in full force and effect the guaranty dated July 20, 2017 that PEC posted in favor of the Ontario Energy Board in support of the Electricity Storage License, and (b) otherwise cause the Electricity Storage License to remain in full force and effect. 5.22 RSVC Agreements; Participation Agreement; Envelope 4 Project Assets. Borrower shall: (a) Perform each and every material obligation of Borrower under the RSVC Agreements, and cure any actual or alleged default on the part of Borrower under any RSVC Agreement prior to the expiration of any applicable notice and cure periods thereunder; (b) Maintain all insurance required to be maintained by Borrower under the any RSVC Agreement; (c) Enforce, in the exercise of Borrower's reasonable business judgment, the material obligations of IESO under each RSVC Agreement; and (d) Cause Service Commencement to occur on or prior to the Longstop Date. (e) Convey to Hecate, in accordance with the applicable provisions of the Hecate Purchase Agreement, each of the Envelope 4 Project Assets, in each case, in a manner that (i) releases Borrower from any liability or obligations thereunder from and after the date of such transfer and (ii) does not adversely affect the Project or its operation. (f) Comply in all material respects with all of its obligations under the Participation Agreement. 5.23 Ground Lease. (a) Borrower shall: (i) Pay all rents and other monetary obligation due and owing under the Ground Lease on or prior to the date such payment is required under the Ground Lease; - 44 - (ii) Perform each and every material non-monetary obligation of Borrower under the Ground Lease, and cure any actual or alleged default on the part of Borrower under the Ground Lease prior to the expiration of any applicable notice and cure periods thereunder; (iii) Maintain all insurance required to be maintained by Borrower under the Ground Lease; (iv) Enforce, in the exercise of Borrower's reasonable business judgment, the material obligations of Ground Lessor under the Ground Lease; and (v) Unless otherwise approved by Lender, in Lender's sole and absolute discretion, exercise the right to extend the term of the Ground Lease for the First Renewal Term (as defined in the Ground Lease) at least 210 days prior to the expiration initial Term (as defined in the Ground Lease); if Borrower fails to exercise such renewal option with the time period set forth above, Borrower hereby authorizes Lender to exercise, and appoints lender as its attorney-in- fact for purposes of exercising (which appointment is coupled with an interest), such right to extend the Term for the First Renewal Term, and Borrower agrees that any such extension shall be binding upon Borrower and that Borrower for all purposes. (b) Borrower may, upon at least 30 days prior written notice to Lender, request that Lender release from the Lien of the Mortgage any portion of the premises currently leased thereunder that are not necessary to the operation (and, if applicable, the completion of construction) of the Project, subject to the following terms and conditions: (i) Borrower shall deliver to Lender: (A) a draft amendment to the Ground Lease (the "Ground Lease Amendment"), in form and substance acceptable to Lender, specifying the premises to be leased thereunder (the "Revised Premises") and confirming the rent payable in connection therewith; (B) a draft amendment to the notice of lease (the "Notice of Lease Amendment") with respect to the Ground Lease, in form and substance - 45 - acceptable to Lender, reflecting the Revised Premises; (C) one or more pro forma versions of endorsements to the Title Policy (or a new Title Policy), (i) insuring the Lien of the Mortgage, as amended, subject to no Liens other than Permitted Liens, and (ii) amending the insured legal description to reflect the Revised Premises (collectively, the "Title Endorsement"); (D) an updated land title survey of the Revised Premises showing the Improvements comprising the Project as-completed, and otherwise in form and substance acceptable to Lender, depicting, where applicable, each exception included in the Title Policy; and (E) an updated estoppel certificate from Ground Lessor confirming that no default exists under the Ground Lease, and making such other certifications as Lender may reasonably require. (ii) Lender shall be reasonably satisfied that the Land to be released from the Mortgaged Property is not necessary for the operation of the Project, compliance with the RSVC Agreements or any other Material Agreement or any Requirements of Law (including zoning and land use regulations). (iii) Lender shall be reasonably satisfied that the Ground Lease, as revised, continues to provide for acceptable vehicular, pedestrian and utility access to the Revised Premises. (iv) Borrower shall provide such other documents and certifications in connection with partial release of the Lien as Lender may reasonably require. (v) No Default or Event of Default shall have occurred and be continuing. (vi) Borrower shall pay all of Lender's costs and expenses incurred in connection with the partial release of the Lien, including reasonable attorneys' fees. -46- Upon satisfaction of the terms and conditions set forth above, Lender shall prepare, at Borrower's expense, an amendment to the Mortgage amending the legal description of the Mortgaged Property to reflect the Revised Premises (the "Mortgage Amendment"). Upon execution and delivery of the Ground Lease Amendment, Notice of Lease Amendment and Mortgage Amendment, and the payment by Borrower of the premium for the Title Endorsement, the Notice of Lease Amendment and Mortgage Amendment shall be filed in the property records of the Province, at Borrower's expense, and the title company shall issue the Title Endorsement. In connection with the foregoing, Lender shall prepare, and Lender and Borrower shall execute and deliver, an omnibus amendment to the Loan Documents amending the legal description of the Mortgaged Property, the definition of Ground Lease (and corresponding terms used in the other Loan Documents) and any references to the premises leased thereunder. 5.24 Construction and Development. Borrower shall: (a) Perform each and every material obligation of Borrower, and cause Guarantor to perform each and every obligation of Guarantor, under each Construction and Development Agreement, and cure any actual or alleged default on the part of Borrower or Guarantor under any Construction and Development Agreement prior to the expiration of any applicable notice and cure periods thereunder; (b) Maintain all insurance required to be maintained by Borrower under any Construction and Development Agreement; (c) Enforce, in the exercise of Borrower's reasonable business judgment, the material obligations of General Contractor under the EPC Contract, and each other party to each Construction and Development Agreement; (d) Cause the Project to be Substantially Completed on or prior to the Longstop Date. 5.25 Intentionally Omitted. 5.26 Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio, tested quarterly on each Payment Date, beginning on March 31, 2018, of at least 1.05:1.00. For purposes of this Section 5.26, the Debt Service Coverage Ratio shall be calculated based on Net Income for the quarter ended on such Payment Date, annualized, and projected Debt Service for the one year period commencing on the date following such Payment Date; provided, however, for any period that includes the Maturity Date, the payment of all outstanding principal due on the Maturity Date shall be disregarded and projected Debt Service shall be calculated assuming ordinary payments of principal and interest on the Maturity Date and on the last day of each quarter thereafter, based on the continuation of the amortization schedule used during the Loan term, as if the Maturity Date had not occurred. Borrower shall deliver, on each such Payment Date, Borrower's calculation of the Debt Service Coverage Ratio as of such Payment Date, certified as correct by the Financial Officer, which shall be included in the Compliance Certificate. - 47 - ARTICLE VI NEGATIVE COVENANTS So long as any Obligation remains outstanding or unpaid, Borrower shall not: 6.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, whether by way of loan or otherwise; provided, however, the foregoing restriction shall not apply to (a) the Obligations, and (b) unsecured accounts payable incurred in the ordinary course of business, not evidenced by a note, and which are paid within 45 days of invoice, or are being contested in good faith and as to which such reserve as is required by GAAP has been made. 6.2 Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligation; provided, however, the foregoing restriction shall not apply to the Obligations. 6.3 Liens. Create, incur, assume or suffer to exist any Lien on the Mortgaged Property or any other Collateral, whether now owned or hereafter acquired, other than Permitted Liens and Liens being contested in accordance with Section 5.5(b). 6.4 Sales of Assets. Sell, transfer or otherwise dispose of, any of the Collateral, whether now owned or hereafter acquired, or enter into any agreement to do so; provided, however, the foregoing restriction shall not apply to (a) the conveyance of the Envelope 4 Assets in accordance with the Hecate Purchase Agreement, or (b) the sale or other disposition of tangible personal property destroyed, lost, worn out, damaged or having only salvage value or no longer used or useful in the business in which it is used, in each case, having a value not in excess of $5,000 in the aggregate in each fiscal year of Borrower. 6.5 Leasebacks. Enter into any agreement to sell or transfer the Mortgaged Property or any other Collateral and thereafter rent or lease as lessee the Mortgaged Property or such Collateral. 6.6 Sale or Discount of Receivables. Discount or sell with recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable. 6.7 Loans or Advances. Make or agree to make or allow to remain outstanding any loans or advances to any Person. 6.8 Special Purpose Entity Requirements. Take any action, or permit General Partner to take any action, that would violate any of the representations set forth in Section 4.22, or render any such representation, if made as of the date in question, untrue or materially misleading. 6.9 Dividends and Distributions. Declare, pay or make, whether in cash or Property, any dividend or distribution on, or purchase redeem or otherwise acquire for value, any of its Equity Interests, or make any payment to an Affiliate, except (a) as expressly permitted in Section 2.2(b) or otherwise pursuant to an Approved Budget, or (b) as permitted under the PEC Standstill Agreement and made in accordance with an Approved Budget. -48- 6.10 Issuance of Equity; Changes in Corporate Structure. Issue or agree to issue any Equity Interests; enter into any transaction of consolidation, merger or amalgamation; or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution). 6.11 Transactions with Affiliates. Except for the O&M Agreement and the Battery Equipment Supply Agreement, directly or indirectly, enter into any transaction (including the sale, lease or exchange of Property or the rendering of service) with any of its Affiliates, other than upon fair and reasonable terms no less favorable than could be obtained in an arm's length transaction with a Person which was not an Affiliate. 6.12 Plan Obligation. Assume or otherwise become subject to an obligation to contribute to or maintain any Plan or acquire any Person which has at any time had an obligation to contribute to or maintain any Plan. 6.13 Anti-Terrorism Laws. Conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person; Deal in, or otherwise engage in any transaction relating to, any Property or interests in Property blocked pursuant to Executive Order No. 13224; Engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate (i) any of the prohibitions set forth in Executive Order No. 13224 or the USA Patriot Act or (ii) any prohibitions set forth in the rules or regulations issued by OFAC or any sanctions against targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers based on United States of America foreign policy. 6.14 Amendment of Material Agreements. Amend, supplement, restate, terminate, surrender or otherwise modify, in any material respect, the Ground Lease (except as permitted in Section 5.23(b)), any RSVC Agreement, the EPC Contract (including change orders) or any other Material Agreement. 6.15 Unbudgeted Expenditures. Except for emergency expenses, Borrower shall not incur expenses that would exceed any Approved Budget line item by 20%, or the total Approved Budget by 10%, without providing to Lender a proposed amended budget, which shall be subject to Lender's consent in accordance with the terms of Section 5.3. 6.16 Environmental. (a) Undertake, permit, authorize or suffer, the manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial or disposal on, under or about, or in a location that may adversely affect, the Mortgaged Property, of any Hazardous Substance, or the transportation of any Hazardous Substance to or from the Mortgaged Property, that would violate Environmental Laws or any permits issued pursuant thereto; (b) Cause, permit, authorize or suffer any Hazardous Substance to be placed, held, located or disposed of, on, under or about any other real property, all or any portion of which is legally or beneficially owned or ground leased (or any interest or estate therein which is owned or ground leased) by Borrower in any jurisdiction now or hereafter having in effect a so- called "Superlien" law or ordinance or any part thereof the effect of which, in conjunction with - 49 - such law or ordinance, would be to create an environmental-related Lien on the Mortgaged Property to secure any obligation in connection with real property in any other jurisdiction; or (c) without Lender's prior written consent, take any remedial action in response to the presence of any Hazardous Substance on, under or about the Mortgaged Property, nor enter into any settlement agreement, consent decree or other compromise in respect to any Environmental Claim, which remedial action, settlement, consent or compromise will materially impair the value of Lender's security for the Loan; provided, however, that Lender's prior consent shall not be necessary in the event that the presence of any Hazardous Substance on, under or about the Mortgaged Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary, provided that in such event Borrower shall notify Lender as soon as practicable of any action so taken; provided, further, Lender agrees not to withhold its consent, where such consent is required hereunder, if either (i) a particular remedial action is ordered by a court of competent jurisdiction or an authorized Governmental Authority having jurisdiction over the Mortgaged Property, (ii) a particular remedial action is required pursuant to the terms of the Ground Lease; or (iii) such remedial action is required by any Environmental Laws, provided that in any such event Borrower shall notify Lender as soon as practicable of any action so taken. 6.17 Transfers. Cause, permit or suffer to occur, or enter into any contract for any Transfer of the Mortgaged Property or any Transfer of any Equity Interest in Borrower, General Partner or Guarantor, in each case, without the prior consent of Lender, which shall not be unreasonably withheld so long as no Default or Event of Default is continuing. ARTICLE VII EVENTS OF DEFAULT 7.1 Enumeration of Events of Default. The occurrence of any of the following events shall constitute an Event of Default: (a) default shall be made in the payment when due of any installment of principal or interest under this Agreement or the Note or in the payment when due of any fee or other sum payable under any Loan Document to which Borrower is a party and such default shall continue unremedied for two Business Days, except such amounts due on the Maturity Date, for which no such grace period shall apply; (b) default shall be made by Borrower in the due observance or performance of any of its obligations under this Agreement, and, as to compliance with the obligations of Borrower under Article V (other than Section 5.11, any default of which shall be subject to the cure period set forth in Section 7.1(a), without duplication), such default shall continue for 30 days after the earlier of notice thereof to Borrower by Lender or knowledge thereof by Borrower; (c) default shall be made by Borrower in the due observation or performance of any of its obligations under any of the Loan Documents to which it is a party, and such default continues beyond any applicable notice and/or cure periods set forth therein; -50- (d) default shall be made by Guarantor in the due observation or performance of any of its obligations under any of the Loan Documents to which it is a party, and such default continues beyond any applicable notice and/or cure periods set forth therein; (e) default shall be made by Borrower in the due observance or performance of any of its obligations under the Loan Documents, and, as to compliance with the obligations of Borrower under Article VI; (f) any failure to satisfy any of the conditions set forth in Section 3.2 within the applicable time periods set forth therein; (g) any representation or warranty made by Borrower in any of the Loan Documents proves to have been untrue in any material respect or any representation, statement, certificate or data furnished or made to Lender in connection herewith proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified; (h) Borrower, General Partner or Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing an Insolvency Proceeding with respect to Borrower, General Partner or Guarantor, (iii) make a general assignment for the benefit of creditors of all or substantially all of its assets, (iv) be unable, or admit in writing its inability, to pay its debts generally as they become due or (v) file an answer admitting the material allegations of a petition filed against it in any Insolvency Proceeding Borrower, General Partner or Guarantor; (i) an order, judgment or decree shall be entered against Borrower, General Partner or Guarantor by any court of competent jurisdiction or by any other Governmental Authority, on the petition of a creditor or otherwise, granting relief in any Insolvency Proceeding with respect to Borrower, General Partner or Guarantor or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian or liquidator of it or all or any substantial part of its assets, and such order, judgment or decree shall not be dismissed or stayed within 60 days; (1) a final and non-appealable order, judgment or decree shall be entered against Borrower, General Partner or Guarantor for money damages and/or Indebtedness due in an amount in excess of Can$50,000, and such order, judgment or decree shall not be dismissed or stayed within 60 days or is not fully covered by insurance; (k) the attachment, execution or judicial seizure (whether by enforcement of money judgment, by writ or warrant of attachment, or by any other process) of (i) the Mortgaged Property, or (ii) all or any part of the other assets of Borrower, then (I) if such attachment, execution or other seizure shall be a Lien, such Lien is not or ceases to be contested in accordance with Section 5.5(b), or (II) if such attachment, execution or other seizure is not a Lien, then such attachment, execution or other seizure remains undismissed or undischarged for a period of 30 days after the levy thereof, or, in any event, five days prior to the date of any proposed sale thereunder; (1) any charges are filed or any other action or proceeding is instituted by any Governmental Authority against Borrower, General Partner or Guarantor under the Racketeering - 51 - Influence and Corrupt Organizations Statute (18 U.S.C. §1961 et seq.), the result of which could be the forfeiture or transfer of the Mortgaged Property or any Collateral without (i) satisfaction or provision for satisfaction of such Lien or (ii) such forfeiture or transfer of such Property being expressly made subject to such Lien; (m) Borrower, General Partner or Guarantor have (i) concealed, removed or diverted, or permitted to be concealed, removed or diverted, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, (ii) made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law with intent to hinder, delay or defraud its creditors, (iii) made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid with intent to hinder, delay or defraud its creditors or (iv) shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within 60 days from the date thereof; (n) any Security Document shall for any reason not, or cease to, create valid and perfected first-priority Liens against the Collateral purportedly covered thereby, except to the extent permitted by this Agreement; (o) Borrower, General Partner, Guarantor or any Affiliate of any of the foregoing contests in any manner the validity or enforceability of any provision of any Loan Document to which any of the foregoing is a party, or denies liability under any Loan Document to which any of the foregoing is a party; (p) Borrower or Guarantor purports to revoke, terminate or rescind any Loan Document or any provision of any Loan Document; (q) Any default on the part of Borrower occurs and continues beyond any applicable notice and/or cure periods under any Material Agreement; (r) Borrower fails to cause Substantial Completion and Service Commencement to occur on or prior to the Longstop Date; (s) Any failure by Guarantor to pay the Deferred Purchase Price in full on or prior to the date the same is due and payable under the Hecate Purchase Agreement; or (t) Unless otherwise approved in advance by Lender, in Lender's sole discretion, PEC shall make a demand for payment on the PEC Note or Guarantor shall otherwise make any payment under the PEC Note (other than as permitted pursuant to Section 2.2(b)), in each case, in violation of the terms of the PEC Standstill Agreement. 7.2 Remedies. (a) Upon the occurrence of an Event of Default specified in Section 7.1(h) or Section 7.1(i), immediately and without notice, all Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice - 52 - of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by Borrower. (b) Upon the occurrence of any Event of Default other than those specified in Section 7.1(h) or Section 7.1(i), Lender may, by notice in writing to Borrower, declare all Obligations immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by Borrower. (c) Upon the occurrence of any Event of Default, Lender, in accordance with the terms hereof, may, in addition to the foregoing in this Section 7.2, exercise any or all of its rights and remedies provided by law or pursuant to the Loan Documents. (d) Upon the occurrence of any Event of Default, Lender shall be entitled to proceed against all or any portion of the Collateral, in any manner permitted by law and in any order, in Lender's sole and absolute discretion. (e) Upon the occurrence of any Event of Default, Lender may, with or without notice, and without releasing Borrower from any obligation hereunder or under any other Loan Document, cure any Event of Default of Borrower and, in connection therewith, Lender or its agents, acting by themselves or through a court-appointed receiver, may enter upon any or all of the Mortgaged Property or any part thereof and perform such acts and things as Lender deems necessary or desirable to inspect, investigate, assess, and protect the security hereof. All costs and expenses actually incurred by Lender with respect to the audits, tests, inspections, and examinations that Lender or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Borrower. (f) Proceeds received by Lender from realization against the Collateral and any other funds received by Lender from Borrower when an Event of Default has occurred and is continuing shall be applied (i) first, to fees and expenses due pursuant to the terms of this Agreement or any other Loan Document, (ii) second, to accrued interest on the Obligations under the Loan Documents and (iii) third, to the Loan Balance and any other Obligations then due and payable, in such order as Lender may determine in Lender's sole and absolute discretion. ARTICLE VIII RESERVED - 53 - ARTICLE IX MISCELLANEOUS 9.1 Assignments; Participations. (a) Borrower may not assign any of its rights or obligations under any Loan Document without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion. (b) Lender may, upon written notice to Borrower, assign to one or more assignees all or a portion of its rights and obligations under this Agreement. In such event, at Lender's request, Borrower shall execute and deliver, at Lender's expense, one or more new Notes to the assignee and, if applicable, the assignor, in accordance with their respective interests, whereupon the prior Note(s) of the assignor and, if applicable, the assignee, shall be canceled and returned to Borrower. Upon the effectiveness of any assignment pursuant to this Section 9.1(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of the Loan Documents, and the assignor shall be relieved of its obligations hereunder to the extent of such assignment. If the assignor no longer holds any rights or obligations under this Agreement, such assignor shall cease to be a "Lender" hereunder. (c) Lender may transfer, grant or assign participations in all or any portion of its interests hereunder to any Person pursuant to this Section 9.1(c), provided that Lender shall remain the "Lender" for all purposes of this Agreement and the participant shall not constitute a "Lender" hereunder. In the case of any such participation, the participant shall not have any rights under any Loan Document, the rights of the participant in respect of such participation to be against the granting Lender as set forth in the agreement with Lender, and all amounts payable by Borrower hereunder shall be determined as if Lender had not sold such participation. (d) Lender may furnish any information concerning Borrower, the Loan, the Mortgaged Property or the Project in the possession of Lender from time to time to assignees and participants and prospective assignees and participants. 9.2 Survival of Representations, Warranties, and Covenants. All representations and warranties of Borrower and all covenants and agreements herein made by Borrower shall survive the execution and delivery of the Note and shall remain in force and effect so long as any Obligation is outstanding. 9.3 Notices and Other Communications. Except as to oral notices expressly authorized herein, if any, which oral notices shall be promptly confirmed in writing, all notices, requests and communications hereunder shall be in writing (including by electronic mail). Unless otherwise expressly provided herein, any such notice, request, demand or other communication shall be deemed to have been duly given or made when delivered personally, or, in the case of delivery by mail, when deposited in the mail, certified mail with return receipt requested, postage prepaid or, in the case of electronic mail, when sent and no undeliverable notification is received, addressed as follows: - 54 - (a) if to Lender, to: Brookfield BRP Holdings (Canada) Inc. 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Attention: Sean Robertson E-mail: sean.robertson@brookfield.com With copies of legal notices to: Brookfield BRP Holdings (Canada) Inc. 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Attention: General Counsel E-mail: jennifer.mazin@brookfield.com With a copy to: K&L Gates LLP 925 Fourth Avenue, Suite 2900 Seattle, Washington 98104 Attention: Rhys Hefta E-mail: rhys.hefta@klgates.com (b) if to Borrower, to: Powin Energy Ontario Storage II, LP 20550 SW 115th Avenue Tualatin, Oregon 97062 Attention: Michael Wietecki E-mail: mikew@powin.com Any party may, by proper written notice hereunder to the others, change the individuals or addresses to which such notices to it shall thereafter be sent. 9.4 Parties in Interest. Subject to the restrictions on changes in structure set forth in Section 6.17 and other applicable restrictions contained herein, all covenants and agreements herein contained by or on behalf of Borrower or Lender shall be binding upon and inure to the benefit of Borrower or Lender, as the case may be, and their respective legal representatives, successors and assigns. 9.5 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Lender and Borrower and no other Person shall have any right, benefit, priority or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms. 9.6 Renewals; Extensions. All provisions of this Agreement relating to the Note shall apply with equal force and effect to each promissory note hereafter executed which in whole or - 55 - in part represents a renewal or extension of any part of the Indebtedness of Borrower under this Agreement, the Note or any other Loan Document. 9.7 No Waiver; Rights Cumulative. No course of dealing on the part of Lender or its officers or employees, nor any failure or delay by Lender with respect to exercising any of its rights under any Loan Document shall operate as a waiver thereof. The rights of Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. The making of the Loan shall not constitute a waiver of any of the covenants, warranties or conditions of Borrower contained herein. In the event Borrower is unable to satisfy any such covenant, warranty or condition, the making of the Loan shall not have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided. 9.8 Survival Upon Unenforceability. In the event any one or more of the provisions contained in any of the Loan Documents or in any other instrument referred to herein or executed in connection with the Obligations shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of any Loan Document or of any other instrument referred to herein or executed in connection with such Obligations. 9.9 Amendments; Waivers. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Subject to the preceding sentence, any provision of this Agreement or any other Loan Document may be amended or modified by Borrower and Lender or waived by Lender. 9.10 Controlling Agreement. In the event of a conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided, however, with respect to those Loan Documents governed by the laws of the Province and the laws of Canada, to the extent any conflicting provision of this Agreement would be contrary to such laws, the provisions of the applicable Loan Document shall control. 9.11 Disposition of Collateral. Notwithstanding any term or provision, express or implied, in any of the Security Documents, the realization, liquidation, foreclosure or any other disposition on or of any or all of the Collateral shall be in the order and manner and determined in the sole discretion of Lender; provided, however, that in no event shall Lender violate applicable law or exercise rights and remedies other than those provided in the applicable Security Documents or otherwise existing at law or in equity. 9.12 Governing Law. This Agreement and the Note shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to principles thereof relating to conflicts of law. 9.13 Dispute Resolution. This Section 9.13 contains a jury waiver and a class action waiver. READ CAREFULLY. (a) To the extent permitted by applicable law, each party hereto hereby knowingly, voluntarily, intentionally, irrevocably and unconditionally WAIVES ITS RIGHTS TO A -56- TRIAL BEFORE A JURY IN CONNECTION WITH ANY CLAIM, DISPUTE OR CONTROVERSY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (each of the foregoing, a "Dispute"), and, except as provided below in this Section 9.13, DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. If permitted by applicable law, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL. (b) Each party hereto (i) certifies that no one has represented to such party that any other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements and certifications in this Section 9.13. Borrower hereby knowingly, voluntarily, intentionally, irrevocably and unconditionally waives all rights to trial by jury in any action, suit, proceeding, counterclaim or other litigation that relates to or arises out of this Agreement or any other Loan Document or the acts or omissions of Lender in the enforcement of any of the terms or provisions of this Agreement or any other Loan Document or otherwise with respect thereto. The provisions of this Section 9.13 are a material inducement for Lender to enter into this Agreement. 9.14 Jurisdiction and Venue. All actions or proceedings with respect to, arising directly or indirectly in connection with, out of, related to or from this Agreement or any other Loan Document may be litigated, at the sole discretion and election of Lender, in courts having situs in New York, New York County, New York. In such regard, Borrower hereby submits to the jurisdiction of any local, state or federal court located in New York, New York County, New York, and hereby waives any rights it may have to transfer or change the jurisdiction or venue of any litigation brought against it by Lender in accordance with this Section 9.14. In connection herewith, Borrower's agent for service of process in the State of New York is: National Registered Agents, Inc. 111 Eighth Avenue New York, NY 10011 9.15 Integration. This Agreement and the other Loan Documents constitute the entire agreement among the parties hereto and thereto with respect to the subject hereof and thereof and shall supersede any prior agreement among the parties hereto and thereto, whether written or oral, relating to the subject matter hereof and thereof, including any term sheet or summary of principal terms provided to Borrower or any of them by Lender or any Affiliate of Lender. Furthermore, in this regard, this Agreement and the other written Loan Documents represent, collectively, the final agreement among the parties thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of such parties. There are no unwritten oral agreements among such parties. 9.16 Waiver of Punitive and Consequential Damages. Borrower and Lender each hereby knowingly, voluntarily, intentionally and irrevocably (A) waives, to the maximum extent it may lawfully and effectively do so, any right it may have to claim or recover, in any Dispute - 57 - based hereon or directly or indirectly at any time arising out of, under or in connection with the Loan Documents or any transaction contemplated thereby or associated therewith, before or after maturity, any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages and (b) acknowledges that it has been induced to enter into this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section 9.16. 9.17 Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same Agreement. In this regard, each of the parties hereto acknowledges that a counterpart of this Agreement containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Agreement by each party hereto. 9.18 USA Patriot Act Notice. Lender hereby notifies Borrower that, pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the USA Patriot Act. 9.19 Tax Shelter Regulations. Borrower does not intend to treat the Loan and related transactions hereunder and under the other Loan Documents as a "reportable transaction" (within the meanings under current Treasury Regulation Section 1.6011-4 and Proposed Treasury Regulation Section 1.6011-4, promulgated on November 1, 2006). In the event Borrower determines to take any action inconsistent with the foregoing statement, it will promptly notify Lender thereof. If Borrower so notifies Lender, Borrower acknowledge that Lender may treat the Loan and the related transactions hereunder and under the other Loan Documents as part of a transaction that is subject to current Treasury Regulation Section 301.6112-1 or Proposed Treasury Regulation Section 301.6112-1, promulgated on November 1, 2006, and, in such case, Lender will maintain the lists and other records required, if any, by such Treasury Regulations. 9.20 Exculpation. Notwithstanding anything to the contrary herein or in any of the other Loan Documents, in no event shall any of Borrower's partners, direct or indirect members, shareholders or owners, or any officer, director, employee or agent of the foregoing (collectively, "Exculpated Parties"), have any personal liability whatsoever relating to the Loan Documents (other than those Loan Documents to which any such Exculpated Party is a party) or the loan evidenced thereby; provided, however, that the foregoing shall not prohibit Lender from pursuing claims as permitted under applicable law with respect to fraud or to distributions or payments actually received by any Exculpated Party in violation of the terms of any of the Loan Documents or following the occurrence and during the continuance of an Event of Default under the Loan Documents. (Signatures appear on following pages) - 58 - IN WITNESS WHEREOF, this Agreement is executed as of the date first above written. BORROWER: POWIN ENERGY ONTARIO STORAGE II, LP, a limited partnership formed under the laws of Ontario By: Powin Energy Storage 2, Inc., a corporation formed under the laws of British Columbia, its general partner By: Affz-ovx Title: p,-re (Signatures continue on following pages) (Signature Page to Term Loan Agreement) LENDER: BROOKFIELD BRP HOLDINGS (CANADA) INC., a corporation formed under the laws of Ontario By: tA\1W 11 Name: Title: By: Name: Title: Applicable Lending Office: 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 (Signature Page to Term Loan Agreement) Schedule 2.3(b) AMORTIZATION SCHEDULE Period Ending 31-Dec-17 31-Mar-18 30-Jun-18 30-Sep-18 31-Dec-18 31-Mar-19 30-Jun-19 30-Sep-19 30-Jun-20 30-Sep-20 Amortization Opening Debt (CADE 000's) $5,500.0 $5,500.0 $5,054.4 $4,592.0 $4,112.0 $3,621.5 $3,137.0 $2,634.3 $2,112.8 $1,579.7 $1,052.8 $506.2 hterest ($127.9) ($118.7) ($110.3) ($101.3) ($90.7) ($78.1) ($68.4) ($58.1) ($46.6) ($34.1) ($23.0) ($11.2) Rincipal (Coos 000's) ($445.6) ($462.5) ($479.9) ($490.5) ($484.5) ($502.7) ($521.5) ($533.0) ($527.0) ($546.6) ($506.2) Closing Debt (6s88 000'0 $5,500.0 $5,054.4 $4,592.0 $4,112.0 $3,621.5 $3,137.0 $2,634.3 $2,112.8 $1,579.7 $1,052.8 $506.2 DSCR 101 1.52x 1.100 1.100 1.100 1.100 1.10x 1.100 1.100 1.100 1.10x 1.100 1.23x Schedule 2.3(b) Schedule 3.1(10 CONSTRUCTION SCHEDULE See Attached Schedule 3.1(10 ID Task Mode Task Name Duration Start Finish  Predecessors Resource Names  1 • Stratford Project 236 days Sun 1/1/17 Mon 11/27/17         13 • Project Engineering 159.25 days Sun 1/1/17 Fri 8/11/17         10 • Powin Product Development 108 days Wed 2/1/17 Fri 6/30/17          • Receive Notice to Proceed 0 days Mon 2/27/17 Mon 2/27/17  Hecate         IESO Market Registration Process Timeline 156 days Sat 4/22/17 Mon 11/27/17  EDS       33 • Deliveries 128 days Mon 5/1/17 Thu 10/26/17         79 • Non-Battery Deliveries 128 days Mon 5/1/17 Thu 10/26/17         87 • Transformers 88 days Mon 5/1/17 Thu 8/31/17  EDS       91 • Transformer 2 (2 MVA) 2208 hrs Mon 5 7. 17 Tue 8 1 17                     92 • Transformer 3 (2 MVA) 2208 hrs Mon 5/1/17 Tue 8/1/17                  90  Transformer 1 (2.4 MVA 1968 hrs Tue 5/9/17 Sun 7/30/17      93 • Transformer 4 (2.4 MVA 1944 hrs Tue 5/9/17 Sat 7/29/17      88 • Is° Transformers (7) 7 days Wed 8/16/17 Thu 8/24/17      89 • Is° Transformers (6) 7 days Wed 8/23/17 Thu 8/31/17      80 E Inverters 94 days Tue 5/9/17 Fri 9/15/17  Powin    83 • Inverter 2 (2MW) 2865 hrs ¶ue       84 • Inverter 3 (2 MW) 2865 hrs Tue 5/9/17 Tue 9/5/17      81  Inverter 1 (7x375kW @ 2.4 MW) 225 hrs Tue 8/ Thu 8/10/17      82 • EPC Inverter Cabinets (9 20 days Mon 8/14/17 Fri 9/8/17      86 • EPC Inverter Cabinets (5 20 days Mon 8/21/17 Fri 9/15/17      85 • Inverter 4 (7x375kW @ 2.4 MW) 168 hrs        94 • BOS 74 days Mon 7/17/17 Thu 10/26/17      37 • Battery Production & Deliver 70 days Mon 6/19/17 Sat 9/23/17      38 r Sample Stack to lntertek (Plymouth, MI) 1089 hrs Mon 6/19/17 1.11111W      Project: Hecate BESS Stratford P Date: Thu 8/24/17 Task Inactive Task Manual Summary Rollup External Milestone Split Inactive Milestone Manual Summary Deadline Milestone • Inactive Summary Start-only Critical Summary Manual Task Finish-only Critical Split Project Summary Duration-only External Tasks • Baseline Page 1 ID Task Mode Task Name (Duration Start Finish  Predecessors Resource Names (June 2017 31131619112115118121124127k 39  Project I (Stratford 14.4 MWh) 55 days Mon 7/10/17 Sat 9/23/17         40 • Stack (105) 34 days Mon 7/10/17 Fri 8/25/17         41 • Shipping (18 Stacks) 897 hrs on /17 Wed 8/16/17                        42 • Shipping (21 Stacks) 768 hrs M A 117 1 Fri 8/18/17                        43 • Shipping (27 Stacks) 768 hrs  Sat 8/19/17                       44 ■ Shipping (39 Stacks) 768 hrs Mon 7/24/17 Fri 8/25/17        45  Array Cabinet (7DC & 7 , 25 days Mon 8/14/17 Sat 9/16/17        46 • Shipping (1DC & 1 AC) 624 hrs          47 • Shipping (6 AC) 624 hrs Mon 8/21/17 Sat 9/16/17        48 • Shipping (6 DC) 624 hrs Mon 8/21/17 Sat 9/16/17        51 • Array Cabling and Trays 20 days Mon 8/14/17 Fri 9/8/17        49  System Cabinet 20 days Mon 8/28/17 Sat 9/23/17        50  Shipping 624 hrs          52  Project II (Stratford 6 MWI 45 days Mon 7/24/17 Sat 9/23/17        53 • Stack (45) 25 days Mon 7/24/17 Sat 8/26/17        54 i Shipping (18 Stacks) 624 hrs 1.11 Sat 8/19/17                       55 • Shipping (27 Stacks) 624 hrs Mon 7/31/17 Sat 8/26/17        56 • Array Cabinet (3DC & 3 , 25 days Mon 8/21/17 Sat 9/23/17        57 • Shipping (3 AC) 624 hrs          58  Shipping (3 DC) 624 hrs Mon 8/28/17 Sat 9/23/17        59 • Project III (Stratford 6 MW 40 days Mon 7/31/17 Sat 9/23/17        60 • Stack (45) 25 days Mon 7/31/17 Sat 9/2/17        61 • Shipping (9 Stacks) 624 hrs Mon 7/31/17 Sat 8/26/17        62 • Shipping (36 Stacks) 624 hrs  Sat 9/2/17        63 U Array Cabinet (3DC & 3 , 25 days Mon 8/21/17 Sat 9/23/17        64 U Shipping (3 AC) 624 hrs Mon 8/21/17         65 U Shipping (3 DC) 624 hrs          Project: Hecate BESS Stratford P Date: Thu 8/24/17 Task Inactive Task Manual Summary Rollup External Milestone Split Inactive Milestone Manual Summary Deadline Milestone ♦ Inactive Summary Start-only Critical Summary Manual Task Finish-only Critical Split Project Summary Duration-only External Tasks ■ Baseline Page 2 ID Task Mode Task Name Duration Start Finish  Predecessors Resource Names (June 2017 31131619112115118121124127k 66  Project IV (Stratford 14.4 MWh) 31 days Fri 8/11/17 Sat 9/23/17         67  Stack (105) 21 days Fri 8/11/17 Sat 9/9/17         68 II Shipping (86 Stacks) 624 hrs  Wed 9/6/17         69  Shipping (15 Stacks) 624 hrs Mon 8 14 17 Sat 9/9/17         70 II Array Cabinet (7DC & 7 , 25 days Mon 8/21/17 Sat 9/23/17         71 • Shipping (5 AC) 624 hrs Mon 8/21/17 Sat 9/16/17         72 • Shipping (2 AC) 624 hrs Min 8/21/17 A /17         73 • Shipping (7 DC) 624 hrs           34 • EPC Deliveries 5 days Tue 8/8/17 Mon 8/14/17         74 • Cabling 31 days Mon 8/14/17 Mon 9/25/17         75 • Cable Trays 20 days Mon 8/14/ Fri 97 /1 111         76 • All AC Cables, CAN Cables 20 days Mon 8/14/17 Fri 9/8/17         77  DC Cables, 290 pcs 20 days Mon 8/ Fri 9/15/17         78  DC Cables, 310 pcs 7 days Fri 9/15 Mon 9/25/17         28  Facility Preparation and Construction 56 days Thu 6/15/17 Thu 8/31/17  EDS       29  Location Preparation 25 days Thu 6/15/17 Wed 7/19/17                        30  Break Ground 7 days Thu 7/20/17 Fri 7/28/17                          31  Building Erection 12 days Tue 8/8/17  30                         32  Slab Pour 4 days Mon 8/28/17 Thu 8/31/17 147         105  Installation 103 days Mon 7/3/17 Wed 11/22/17          145  Inspections 68 days Thu 8/24/17 Mon 11/27/17  EDS         141  System Certification - Intertek 51 days Fri 9/1/17 Fri 11/10/17           144  Commissioning 60 days Wed 9/27/17 Sun 11/19/17 107,117FF+3  Powin                          155 II Stratford Commercial Operation Date 0 days Mon 11/27/17 Mon 11/27/17 154           Project: Hecate BESS Stratford P Date: Thu 8/24/17 Task Inactive Task Manual Summary Rollup External Milestone Split Inactive Milestone Manual Summary Deadline Milestone • Inactive Summary Start-only C Critical Summary Manual Task Finish-only 7 Critical Split Project Summary Duration-only External Tasks ■ Baseline Page 3 Schedule 3.1(jj) INITIAL APPROVED BUDGET Powin In CAD$ 000's unless otherwise noted Period Ending 31-Dec-17 31-Dec-18 31-Dec-19 31-Dec-20 Year 2017 2018 2019 2020 Hours 744 8,760 8,760 8,760 Brookfield 2017E 2018E 2019E 2020E O&M (CAD$ 000's) ($76.5) ($76.5) ($76.5) ($76.5) Asset Mangement (CAD$ 000's) ($37.5) ($37.5) ($37.5) ($37.5) Schedule Coordinator (CADS 000's) ($15.0) ($15.0) ($15.0) ($15.0) Demand Charges (CAD$ 000's) ($210.0) ($214.2) ($218.5) ($222.9) Station Pow er (CAD$ 000's) ($5.6) ($5.7) ($5.8) ($5.9) Natural Gas Cost (Heating) (CAD$ 000's) ($25.0) ($25.5) ($26.0) ($26.5) Site Lease (CADS 000's) ($45.0) ($45.0) ($45.0) ($45.0) Interconnection Maintenance (CADS 000's) Insurance (CAD$ 000's) ($100.0) ($102.0) ($104.0) ($106.1) Property Taxes (CAD$ 000's) ($606.0) ($606.0) ($606.0) ($606.0) Unscheduled Maintenance and Other (CAD$ 000's) -- Currently shown as annualized payments. Any fractional year should be prorated evenly. Schedule 3.1(jj) EXHIBIT A LEGAL DESCRIPTION The following described real property, located in the Province of Ontario: PIN: 53264-0101 (LT) Being Lot 8, Plan 44M38; City of Stratford Exhibit A EXHIBIT B FORM OF COMPLIANCE CERTIFICATE Brookfield BRP Holdings (Canada) Inc. 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Attention: Sean Robertson Dated: , 20 RE: Loan in the principal amount of Cdn$5,500,000 to Powin Energy Ontario Storage II, LP, a limited partnership formed under the laws of Ontario ("Borrower"), from Brookfield BRP Holdings (Canada) Inc., a corporation formed under the laws of Ontario ("Lender"), evidenced by a Promissory Note ("Note") dated September 26, 2017, funding under which occurred on September 27, 2017 (the "Closing Date") and made pursuant to a Term Loan Agreement dated the Closing Date (the "Loan Agreement"). The undersigned is a Financial Officer (as defined in the Loan Agreement) of Borrower. The undersigned hereby certifies as follows: (i) The attached Financial Statements are true, correct and complete in all material respects, and accurately reflect the financial condition of Borrower as of Borrower's ifscal quarter ended [ ], 20[ ]; and (ii) As of the last day of Borrower's fiscal quarter ended [ ], 20[_], the Debt Service Coverage Ratio was [_]:1.00, and the requirement of Section 5.26 of the Loan Agreement [was/was not] satisfied. Attached is Borrower's calculation of such ratio and supporting documentation. (iii) None of Borrower, General Partner, or Guarantor has filed for relief or been subject to any Insolvency Proceeding. All capitalized terms used herein without being defined shall have the meanings ascribed to such terms in the Guaranty or, if not defined therein, in the Loan Agreement. Signatures Appear on Following Pages Exhibit B BORROWER: POWIN ENERGY ONTARIO STORAGE II, LP, a limited partnership formed under the laws of Ontario By: Powin Energy Storage 2, Inc., a corporation formed under the laws of British Columbia, its general partner By: Name: Title: Exhibit B EXHIBIT C FORM OF INTERCONNECTION AGREEMENT Exhibit C CONNECTION AGREEMENT FOR A SMALL EMBEDDED GENERATION FACILITY OR A MID-SIZED EMBEDDED GENERATION FACILITY This Connection Agreement is made this day of Month, 2017. BETWEEN FESTIVAL HYDRO INC., (the "Distributor") AND COMPANY NAME (the "Customer") (each a "Party" and collectively the "Parties") 1 RECITALS WHEREAS the Distributor is the owner of the distribution system serving the service area described in Electricity Distribution Licence number ED-2002-0513 (the "Licence") issued by the Ontario Energy Board (the "Board"). AND WHEREAS the Customer owns or operates an embedded generation facility that is located in the Distributor's licensed service area (the "Distributor's distribution system") referred to as ENTER PROJECT NAME (the "Facility"). AND WHEREAS the Customer has connected or wishes to connect its Facility to the Distributor's distribution system and the Distributor has connected or has agreed to connect the Facility to the Distributor's distribution system. AND WHEREAS the Distributor has previously reviewed and accepted the Customer's application to connect and related materials that were submitted to the Distributor in accordance with the process set out in the Distribution System Code (the "Code") (altogether, the "Application") and the Distributor and the Customer have signed a connection cost agreement (both of which are attached to this Agreement as Schedule A). AND WHEREAS in accordance with its Licence and the Code, the Distributor has agreed to offer, and the Customer has agreed to accept, distribution service in relation to the Facility. NOW THEREFORE in consideration of the foregoing, and of the mutual covenants, agreements, terms and conditions herein contained, the Parties, intending to be legally bound, hereby agree as follows: 1. Definitions and Schedules 1.1 Words and phrases contained in this Agreement (whether capitalized or not) that are not defined in this Agreement have the meanings given to them in the Electricity Act, 1998, the Ontario Energy Board Act, 1998, any regulations made under either of those Acts, or the Code. 1.2 The following schedules form part of this Agreement: Schedule A - Application Schedule B - Single Line Diagram, Connection Point and Location of Facilities (section 2.3) 2 Schedule C - List of Other Contracts (section 3.4) Schedule D - Technical and Operating Requirements (section 4.1(d)) Schedule E — Billing and Settlement Procedures (Section 5.3) Schedule F - Contacts for Notice (section 12.1) Schedule G - Dispute Resolution (section 16.1) Schedule H - Provisions Applicable if Facility Financed by a Lender (sections 19.3, 20.3 and 21.1) Where a schedule is to be completed by the Parties, the Parties may not include in that schedule a provision that would be contrary to or inconsistent with the Code or the remainder of this Agreement. 2. Type of Facility and Customer 2.1 The Facility has a name-plate rated capacity of: [Parties to check the applicable box below] more than 10 kW and: a) up to and including 500 kW, if the Facility is or will be connected to a less than 15 kV line; or b) up to and including 1 MW, if the Facility is or will be connected to a 15 kV or greater line (in which case the Facility is a "Small Embedded Generation Facility") E io MW or less and: a) more than 500 kW, if the Facility is or will be connected to a less than 15 kV line; or b) more than 1 MW, if the Facility is or will be connected to a 15 kV or greater line (in which case the Facility is a "Mid-sized Embedded Generation Facility") 2.2 The Facility is or will be connected: [Parties to check the applicable box(es) below] 3 E directly to the Distributor's distribution system ❑ on the load customer side of a connection point to the Distributor's distribution system ❑ the load customer is the same as the Customer ❑ the load customer is: 2.3 Schedule B sets out the following: (a) a single line diagram of the Facility; (b) a list of the facilities of one Party that are on the property of the other Party; and (c) a diagram of the metering installations applicable to the Facility. 2.4 The Customer: [Parties to check the applicable box(es) below] ❑ intends to: ❑ sell output from the Facility to the Independent Electricity System Operator and has entered into an agreement with the Independent Electricity System Operator for that purpose. ❑ deliver and sell output from the Facility to the Distributor (in which case the Customer is an "Embedded Retail Generator") does not intend to sell any of the output of the Facility to the Independent Electricity System Operator or the Distributor 3. Incorporation of Code and Application of Conditions of Service and Other Contracts 3.1 The Code, as it may be amended from time to time, is hereby incorporated in its entirety by reference into, and forms part of, this Agreement. Unless the context otherwise requires, all references to "this Agreement" include a reference to the Code. 3.2 The Distributor hereby agrees to be bound by and at all times to comply with the Code, and the Customer acknowledges and agrees that the Distributor is bound at all times to comply with the Code in addition to complying with the provisions of this Agreement. 3.3 In addition to this Agreement, the relationship between the Distributor and the Customer will be governed by the Distributor's Conditions of Service that are in effect at 4 the relevant time. In the event of a conflict or an inconsistency between a provision of this Agreement and a provision of the Distributor's Conditions of Service, the provision of this Agreement shall govern. 3.4 The Distributor may require or may have already required the Customer to enter into one or more of the other contracts listed in Schedule C. In the event of a conflict or an inconsistency between a provision of the Code or this Agreement and a provision of such other contract, the provision of the Code or this Agreement shall govern. 4. Facility Standards 4.1 The Customer shall ensure that the Facility: (a) meets all applicable requirements of the Electrical Safety Authority ("ESA"); (b) conforms to all applicable industry standards including, but not limited to, those of the Canadian Standards Association ("CSA"), the Institute of Electrical and Electronic Engineers, the American National Standards Institute and the International Electro technical Commission; (c) is installed, constructed, operated and maintained in accordance with this Agreement, the Distribution System Code, the Distributor's offer to connect, the requirements of the ESA, the connection cost agreement, all applicable reliability standards and good utility practice; and (d) meets the technical and operating requirements set out in Schedule D. These requirements shall not exceed any technical or operating requirements set out in the Code unless the Customer agrees. 5. Charges, Settlement and Billing 5.1 The customer shall pay the Distributor such charges as may be approved by the Board in relation to the connection of, and the provision of distribution service to, the Facility. 5.2 The customer agrees to the following in relation to settlement for the output of the Facility: [Parties to check the applicable box below] ❑ if the Customer is not an Embedded Retail Generator (see section 2.4) 5 the Distributor will not pay the Customer for any excess generation that results in a net delivery to the Distributor between meter reads and there will be no carryover of excess generation from one billing period to the next unless the Customer is at the relevant time a net metered generator E if the Customer is an Embedded Retail Generator (see section 2.4) 5.3 Billing and settlement activities will be conducted in accordance with the procedures set out in Schedule E. 6. Representations and Warranties 6.1 The Customer represents and warrants to the Distributor as follows, and acknowledges that the Distributor is relying on such representations and warranties without independent inquiry in entering into this Agreement: (a) the Facility is fully and accurately described in the Application; (b) all information in the Application is true and correct; (c) the Facility is in compliance with all applicable technical requirements and laws; (d) the Customer has been given warranty information and operation manuals for the Facility; (e) the Customer has been adequately instructed in the operation and maintenance of the Facility and the Customer has developed and implemented an operation and maintenance plan based on those instructions; (f) if the Customer is a corporation or other form of business entity, the Customer is duly incorporated, formed or registered (as applicable) under the laws of its jurisdiction of incorporation, formation or registration (as applicable); (g) the Customer has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement; (h) this Agreement constitutes a legal and binding obligation on the Customer, enforceable against the Customer in accordance with its terms; (i) the Customer holds all permits, licences and other authorizations that may be necessary to enable it to own and operate the Facility; and 6 (j) any individual signing this Agreement on behalf of the Customer has been duly authorized by the Customer to sign this Agreement and has the full power and authority to bind the Customer. 6.2 The Distributor represents and warrants to the Customer as follows, and acknowledges that the Customer is relying on such representations and warranties without independent inquiry in entering into this Agreement: (a) the Distributor is duly incorporated under the laws of Ontario; (b) the Distributor has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement; (c) this Agreement constitutes a legal and binding obligation on the Distributor, enforceable against the Distributor in accordance with its terms; and (d) any individual signing this Agreement on behalf of the Distributor has been duly authorized by the Distributor to sign this Agreement and has the full power and authority to bind the Distributor. 7. Disconnection Device at the Point of Connection 7.1 The Customer shall furnish and install a disconnection switch at the point of connection for the Facility that opens, with a visual break, all ungrounded poles of the connection circuit. The disconnection switch at the point of connection shall be rated for the voltage and fault current requirements of the Facility, and shall meet all applicable CSA standards, ESA requirements, and all other applicable laws. The switch enclosure, if applicable, shall be properly grounded. The disconnection switch at the point of connection shall be accessible at all times, located for ease of access to the Distributor's personnel, and shall be capable of being locked in the open position. The Customer shall follow the Distributor's procedures for switching, clearance, tagging, and locking. 8. Modifications to the Facility 8.1 The Customer shall not modify its connection assets or the Facility except in accordance with this section. Where the modification will not increase the maximum electrical output of the Facility, the Customer shall give the Distributor no less than 15 working days notice prior to the date on which the modification will be completed. Where the modification will increase the maximum electrical output of the Facility, the Customer shall submit a new application for connection to the Distributor. The Distributor shall process that application for connection in accordance with the Code. The Customer shall not commence such modification until that process has been completed. 9. Insurance 9.1 Throughout the term of this Agreement, the Customer shall carry commercial general 7 liability insurance for third party bodily injury, personal injury, and property damage in an amount as follows: [Parties to check the applicable box below] if the Facility is a Small Embedded Generation Facility (see section 2.1) not less than $1,000,000 per occurrence and in the annual aggregate if the Facility is a Mid-sized Embedded Generation Facility (see section 2.1) not less than $2,000,000 per occurrence and in the annual aggregate Prior to execution of this Agreement, the Customer shall provide the Distributor with a valid certificate of insurance. The Customer shall provide the Distributor with prompt notice of any cancellation of the Customer's insurance by the insurer. 10. Liability and Force Majeure 10.1 The liability provisions of section 2.2 of the Code apply to this Agreement and are hereby incorporated by reference into, and form part of, this Agreement. 10.2 A Party shall have a duty to mitigate any losses relating to any claim for indemnification from the other Party that may be made in relation to that other Party. Nothing in this section shall require the mitigating Party to mitigate or alleviate the effects of any strike, lockout, restrictive work practice or other labour dispute. 10.3 A Party shall give prompt notice to the other Party of any claim with respect to which indemnification is being or may be sought under this Agreement. 10.4 The force majeure provisions of section 2.3 of the Code apply to this Agreement and are hereby incorporated by reference into, and form part of, this Agreement. 11. Facility Commissioning and Testing 11.1 The Customer shall give the Distributor at least fifteen days advance written notice of the date(s) and time(s) on which the Facility will be commissioned and tested prior to connection. The Customer shall give the Distributor the same notice in relation to the commissioning and testing of any material modification to the Customer's connection assets or Facility that occurs after connection. 11.2 The Distributor shall have the right to witness the commissioning and testing activities referred to in section 11.1. 8 12. Notice 12.1 Any notice, demand, consent, request or other communication required or permitted to be given or made under or in relation to this Agreement shall be given or made: by courier or other personal form of delivery; by registered mail; by facsimile; or by electronic mail. Notices shall be addressed to the applicable representative of the Party identified in Schedule F. 12.2 A notice, demand, consent, request or other communication referred to in section12.1 shall be deemed to have been made as follows: (a) where given or made by courier or other form of personal delivery, on the date of receipt; (b) where given or made by registered mail, on the sixth day following the date of mailing; (c) where given or made by facsimile, on the day and at the time of transmission as indicated on the sender's facsimile transmission report; and (d) where given or made by electronic mail, on the day and at the time when the notice, demand, consent, request or other communication is recorded by the sender's electronic communications system as having been received at the electronic mail destination. 13. Access to Facility 13.1 Each Party shall ensure that its facilities are secured at all times. 13.2 The Customer shall permit and, if the land on which the Facility is located is not owned by Customer, cause such landowner to permit, the Distributor's employees and agents to enter the property on which the Facility is located at any reasonable time. Such access shall be provided for the purposes of inspecting and/or testing the Facility as and when permitted by this Agreement, the Code or the Distributor's Conditions of Service or as required to ensure the continued safe and satisfactory operation of the Facility, to ensure the accuracy of the Distributor's meters, to establish work protection, or to perform work. 13.3 Any inspecting and/or testing referred to in section 13.2 shall not relieve the Customer from its obligation to operate and maintain the Facility and any related equipment owned by the Customer in a safe and satisfactory operating condition and in accordance with this Agreement. 13.4 The Distributor shall have the right to witness any testing done by the Customer of the Facility and, to that end, the Customer shall provide the Distributor with at least fifteen working days advance notice of the testing. 9 13.5 Notwithstanding section 10. 1, where the Distributor causes damage to the Customer's property as part of this access, the Distributor shall pay to the Customer the Customer's reasonable costs of repairing such property or, if such property cannot be repaired, replacing such property. 13.6 Notwithstanding section 10. 1, if the Customer has been given access to the Distributor's property, and if the Customer causes damage to the Distributor's property as part of that access, the Customer shall pay to the Distributor the Distributor's reasonable costs of repairing such property or, if such property cannot be repaired, replacing such property. 14. Disconnection of Facility to Permit Maintenance and Repairs 14.1 The Distributor will provide the Customer with reasonable notice of any planned equipment outages in the Distributor's distribution system that occurs after the date of execution of this agreement which will impact the Facility or its connection. 14.2 The Distributor will make reasonable efforts to ensure that the outages referred to in section 14.1 will be of minimal duration and cause minimal inconvenience to the Customer. 14.3 In connection with any planned equipment outage, either Party may disconnect or isolate, or require the disconnection or isolation of, its Facility or system (as applicable) from the other Party's Facility or system (as applicable) so that the employees, contractors or agents of the Party may construct, maintain, repair, replace, remove, investigate or inspect its own Facility or system (as applicable) in accordance with the terms of this Agreement and good utility practice. 14.4 Where practical, the Customer shall notify the Distributor prior to temporarily isolating or disconnecting the Facility from the Distributor's distribution system. 15. Disconnection of Facility for Other Reasons 15.1 The Customer shall discontinue operation of the Facility and the Distributor may isolate or disconnect the Facility from the Distributor's distribution system, upon any of the following: (a) termination of this Agreement in accordance with section 19; (b) if the Customer's connection assets or the Facility are modified by the Customer in a manner contrary to section 8.1; (c) during an emergency or where necessary to prevent or minimize the effects of an emergency; 10 (d) in accordance with section 31, 31.1 or 40(5) of the Electricity Act, 1998, other applicable law, the Code, the Distributor's Licence or the Distributor's Conditions of Service; or (e) where required to comply with a decision or order of an arbitrator or court made or given under Schedule G. 15.2 In the event of disconnection under section 15.1(b), the Facility shall remain isolated or disconnected from the Distributor's distribution system until the connection process referred to in section 8.1 has been completed. 15.3 In the event of disconnection under section 15.1(c), the Distributor shall reconnect, or permit the reconnection of, the Facility to the Distributor's distribution system when it is reasonably satisfied that the emergency has ceased and that all other requirements of this Agreement are met. 15.4 In the event of disconnection under section 15.1(d) or 15.1(e), the Distributor shall reconnect, or permit the reconnection of, the Facility to the Distributor's distribution system when the Distributor is reasonably satisfied that the reason for the disconnection no longer exists, the Customer agrees to pay all Board-approved reconnection costs charged by the Distributor, and the Distributor is reasonably satisfied of the following, where applicable: (a) the Customer has taken all necessary steps to prevent the circumstances that caused the disconnection from recurring and has delivered binding undertakings to the Distributor that such circumstances shall not recur; and (b) any decision or order of a court or arbitrator made or given under Schedule G that requires a Party to take action to ensure that such circumstances shall not recur has been implemented and/or assurances have been given to the satisfaction of the affected Party that such decision or order will be implemented. 15.5 Where the Facility has been isolated or disconnected, each Party shall be entitled to decommission and remove its assets associated with the connection. Each Party shall, for that purpose, ensure that the other Party has all necessary access to its site at all reasonable times. 15.6 The Customer shall continue to pay for distribution services provided up to the time of isolation or disconnection of its Facility. 15.7 The Customer shall pay all reasonable costs including, but not limited to, the costs of removing any of the Distributor's equipment from the Customer's site, that are directly attributable to the isolation or disconnection of the Facility and, where applicable, the 11 subsequent decommissioning of the Facility. The Distributor shall not require the removal of the protection and control wiring on the Customer's site. 15.8 While the Facility is isolated or disconnected, the Distributor shall not be required to convey electricity to or from the Facility. 16. Dispute Resolution 16.1 Any dispute between the Customer and the Distributor arising under or in relation to this Agreement will be resolved in accordance with Schedule G. The Parties shall comply with the procedure set out in Schedule G before taking any civil or other proceeding in relation to the dispute, provided that nothing shall prevent a Party from seeking urgent or interlocutory relief from a court of competent jurisdiction in the Province of Ontario in relation to any dispute arising under or in relation to this Agreement. 17. Amendments 17.1 The Parties may not amend this Agreement without leave of the Board except where and to the extent permitted by this Agreement. 17.2 The Parties may by mutual agreement amend this Agreement to reflect changes that may from time to time be made to the Code during the term of this Agreement. 17.3 The Parties may by mutual agreement amend any portion of a schedule that was originally to be completed by the Parties. 17.4 No amendment made under section 17.2 or 17.3 shall be contrary to or inconsistent with the Code or the remainder of this Agreement. 17.5 The Parties shall amend this Agreement in such manner as may be required by the Board. 17.6 Any amendment to this Agreement shall be made in writing and duly executed by both Parties. 18. Waiver 18.1 A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the Party to be bound by the waiver. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance, whether of the same or any other nature. 12 19. Term of Agreement and Termination 19.1 This Agreement shall become effective upon execution by the Parties, and shall continue in effect until terminated in accordance with section 19.2 or19.3. 19.2 The Customer may, if it is not then in default under this Agreement, terminate this Agreement at any time by giving the Distributor sixty days prior written notice setting out the termination date. 19.3 Except as set out in Schedule H, the Distributor may terminate this Agreement upon any material breach of this Agreement by the Customer (a "Default"), if the Customer fails to remedy the Default within the applicable cure period referred to in section 19.4 after receipt of written notice of the Default from the Distributor. 19.4 The Customer shall cure a Default within the applicable cure period specified in the Code or the Distributor's Conditions of Service. If no such cure period is specified in relation to a given Default, the cure period shall be sixty working days. 19.5 Termination of this Agreement for any reason shall not affect: (a) the liabilities of either Party that were incurred or arose under this Agreement prior to the time of termination; or (b) the provisions that expressly apply in relation to disconnection of the Customer's facilities following termination of this Agreement. 19.6 Termination of this Agreement for any reason shall be without prejudice to the right of the terminating Party to pursue all legal and equitable remedies that may be available to it including, but not limited to, injunctive relief. 19.7 The rights and remedies set out in this Agreement are not intended to be exclusive but rather are cumulative and are in addition to any other right or remedy otherwise available to a Party at law or in equity. Nothing in this section 19.7 shall be interpreted as affecting the limitations of liability arising from section 10.1 or the obligation of a Party to comply with section 16 while this Agreement is in force. 19.8 Sections 19.5 to 19.7 shall survive termination of this Agreement. 20. Exchange and Confidentiality of Information 20.1 Confidential information in respect of a Party means (i) information disclosed by that Party to the other Party under this Agreement that is in its nature confidential, proprietary or commercially sensitive and (ii) information derived from the information referred to in (i), but excludes the following: (a) information that is in the public domain; or 13 (b) information that is, at the time of the disclosure, in the possession of the receiving Party, provided that it was lawfully obtained from a person under no obligation of confidence in relation to the information. 20.2 Subject to section 20.3, each Party shall treat all confidential information disclosed to it by the other Party as confidential and shall not, without the written consent of that other Party: (a) disclose that confidential information to any other person; or (b) use that confidential information for any purpose other than the purpose for which it was disclosed or another applicable purpose contemplated in this Agreement. Where a Party, with the written consent of the other Party, discloses confidential information of that other Party to another person, the Party shall take such steps as may be required to ensure that the other person complies with the confidentiality provisions of this Agreement. 20.3 Nothing in section 20.2 shall prevent the disclosure of confidential information: (a) where required or permitted under this Agreement, the Code, the Market Rules or the Distributor's Licence; (b) where required by law or regulatory requirements; (c) where required by order of a government, government agency, regulatory body or regulatory agency having jurisdiction; (d) if required in connection with legal proceedings, arbitration or any expert determination relating to the subject matter of this Agreement, or for the purpose of advising a Party in relation thereto; (e) as may be required to enable the Distributor to fulfill its obligations to any reliability organization; or (f) as may be required during an emergency or to prevent or minimize the effects of an emergency. 20.4 Notwithstanding section 10.1, a Party that breaches section 20.2 shall be liable to the other Party for any and all losses of the other Party arising out of such breach. 20.5 The Parties agree that the exchange of information, including, but not limited to, confidential information, under this Agreement is necessary for maintaining the reliable operation of the Distributor's distribution system. The Parties further agree that all information, including, but not limited to, confidential information, exchanged between 14 them shall be prepared, given and used in good faith and shall be provided in a timely and cooperative manner. 20.6 Each Party shall provide the other with such information as the other may reasonably require to enable it to perform its obligations under this Agreement. 20.7 Each Party shall, as soon as practicable, notify the other Party upon becoming aware of a material change or error in any information previously disclosed to the other Party under this Agreement and, in the case of the Customer, in any information contained in its Application. The Party shall provide updated or corrected information as required to ensure that information provided to the other Party is up to date and correct. 21. Assignment, Successors and Assigns 21.1 Except as set out in Schedule H, the Customer shall not assign its rights or obligations under this Agreement in whole or in part without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or unduly delayed. The Distributor may withhold its consent to any proposed assignment until the proposed assignee assumes, in writing, all of the Customer's obligations contained in this Agreement. 21.2 The Distributor shall have the right to assign this Agreement in whole upon written notification to the Customer. 21.3 This Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns. 22. Governing Law 22.1 This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. 23. Entire Agreement 23.1 Except as expressly provided herein, this Agreement constitutes the entire agreement between the Parties with respect to the subject-matter hereof and supersedes all prior oral or written representations and agreements of any kind whatsoever with respect to the subject-matter hereof. 15 IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives. Customer Signature Date Name (Print) Title Distributor Signature Date Jeff Graham Name (Print) Vice President Engineering and Operations Title 16 SCHEDULE A APPLICATION See the attached Application and connection cost agreement below. SCHEDULE B SINGLE LINE DIAGRAM, CONNECTION POINT AND LOCATION OF FACILITIES (SECTION 2.3) B.1.1 Single Line Diagram and Connection Point B.1.2 As-Built Single Line Diagram (See following Page) 46 47 B.2 List of Facilities on the Property of the Other Party B.2.1 The following facilities of the Customer are located on the property of the Distributor: [Parties to check the applicable box below] ❑ none ❑ To be inserted by the Parties B.2.2 The following facilities of the Distributor are located in the property of the Customer: [Parties to check the applicable box below] ❑ none ❑ Revenue Meter (and associated instrument transformers, metering test blocks, metering panel wiring and cabinets) 48 B.3 Metering Installation Diagram 49 SCHEDULE C LIST OF OTHER CONTRACTS (SECTION 3.4) The following other contracts have been or will be entered into by the Parties: C.1 Land Lease Agreement (See below) C.2 Certificate of Insurance (See below) C.1 Land Lease Agreement 51 C.2 Certificate of Insurance 52 SCHEDULE D TECHNICAL AND OPERATING REQUIREMENTS (SECTION 4.1(D)) The following technical and operating requirements apply to the Facility: D.1 Technical Requirements and Standards D.1.1 General Technical Requirements for Facilities Subject to Section 6.2.28 and 6.2.29 and Appendix F.2 of the Distribution System Code, the Parties shall comply with the general technical requirements set out in the Distribution System Code and the Hydro One "Distributed Generation Technical Interconnection Requirements Interconnections at Voltages 50kV and Below Rev 03" in effect on March, 2013. D.1.2 Facility Standards In addition to the requirements of section 4 of the Agreement and without limiting Section 3.1.2 of the DSC, the Customer shall ensure that the Facility and all equipment therein shall be installed, constructed, operated and maintained in accordance with the manufacturer's recommendations, the Distributor's design requirements, the Electrical Safety Authority for the Province of Ontario, as well as industry standards and good practice in Ontario. Maintenance shall be conducted on a regular, planned basis. The Customer shall have a regular, scheduled maintenance plan to ensure that the Customer's connection devices, protection systems and control systems are maintained in good working order and shall provide the Distributor with a copy of such maintenance plan, at any time, upon the Distributor's request within seven (7) calendar days. D.1.3 Equipment Standards Without limiting Section 3.1.2 of the DSC, all electrical equipment in the embedded generation facility shall be provided, installed and maintained in accordance with the Electrical Safety Authority for the Province of Ontario, as well as industry standards and good practice in Ontario. The Facility shall maintain all necessary inspection records for the Electrical Safety Authority and provide a copy upon request to the Distributor within seven (7) calendar days. 53 D.1.4 Equipment Requirements Without limiting Section 6.2.9 of the DSC, the Customer shall provide, install, and maintain at its sole expense all equipment that shall be necessary from time to time to comply with performance requirements of the Distributor under its regulatory requirements. The Customer shall install at its cost any equipment necessary to correct any operation of the Facility that may adversely affect the quality of supply, reliability of supply or the physical equipment of the Distributor's distribution system, including but not limited to, the safety of the Distributor's employees, its contractors, agents and the public. D.1.5 Protection Scheme As part of the commissioning process, the Distributor and Customer shall conduct testing of the connection and all protective equipment. Such testing shall be repeated at any time upon the request of the Distributor upon its reasonable suspicion that an adverse impact may be experienced on its system. The Customer shall be responsible for all costs associated with testing, whether they are internal costs to the Distributor or third party costs. The Customer is required to re-verify / test its protections, especially those impacting the Distributor, on a regular basis, to verify that the system operates as designed-every four (4) years for microprocessor based systems and every two (2) years for electro-mechanical based system. The re-verification / test report for the electrical and protection facilities shall be kept on file by the Customer with a copy made available to the Distributor, at any time, upon the Distributor's request within seven (7) calendar days. Protective relaying and systems must be designed to provide required safety, selectivity, reliability and speed of operation. In some cases redundancy in protection schemes / relays may be required. The Customer should consider these requirements in the design of its Generating Facility. The Generating Facility shall comply, as a minimum, with section 84 of the OESC. D.1.6 Grounding The Customer shall design a proper grounding system for the Generating Facility in accordance with manufacturer's recommendations, the OESC, Applicable Law and standards. Grounding installations shall be capable of carrying the maximum foreseeable fault current, for the duration of such fault, without risking safety to the public or other personnel that may be present on site when a fault occurs. The grounding system design 54 shall prevent equipment damage and interference with the operation of the distribution and any communication system that may be present. Interconnection of three phase transformers, and transformer grounding systems on three phase distribution systems shall be co-coordinated with the distributor and shall not cause voltage disturbances or disrupt co-ordination of distribution system ground fault protection. The Customer shall provide grounding system design and ground potential rise (GPR) study if requested by the Distributor. D.1.7 Disconnecting Device The Customer shall provide, install and maintain (unless other arrangements are made and accepted by the Distributor), suitable disconnecting device(s) at the Ownership Demarcation Point. The use of this device(s) will be to isolate the Customer in case of Emergency and for Work Protection. The disconnecting device(s) shall: (a) be located at or near to the point of interface of the Generating Facility to the Distribution System, and must be readily accessible; (b) provide a visible break in the main current-carrying path and isolate the Generating Facility from the Distribution System; (c) have three-pole gang operated switch mechanisms suitable for load break operations at rated load (single-phase Customers may use single-pole devices subject to the Distributor's acceptance); (d) be lockable in the open position; (e) be suitable for safe operation under the conditions of use; (f) be capable of being energized from both sides; (g) meet all other OESC and ESA requirements. D.2 Licenses, Permits and Approvals The Customer shall comply with all applicable laws and regulations and shall obtain and maintain all necessary licenses, permits, authorizations and approvals for the Facility. D.3 Operational Standards The Customer shall operate the Facility to prevent any disturbance, fluctuation, surge or interference with the Distributor's distribution system and any requirements set out in the 55 Distribution System Code and the Hydro One "Distributed Generation Technical Interconnection Requirements Interconnections at Voltages 50kV and Below". D.3.1 Operation While in Default of Agreement The Customer shall not be permitted to operate the Facility and stay connected in parallel with the Distributor's distribution system if the Customer is in default of this Agreement. D.3.2 Operational Status of Distributor Distribution System The Customer shall only operate in parallel while connected to the 8051M6 feeder and during normal operating conditions on the Distributor's system. D.3.3 Emergency Operations Without limiting Section 4.5.6 of the DSC, the Customer shall participate in emergency plans developed by Distributor as requested. In the event that changes to the Facility are required to allow the Customer to participate in emergency operations the allocation of costs shall be in accordance with IESO and OEB requirements. In the absence of such express requirements, the costs shall be borne by the Customer. D.3.4 Operating Parameters at the Ownership Demarcation Point The Facility shall operate with the excitation system of the generator in power factor control mode, with a set point 100% or 1.0 per unit, unless instructed otherwise by the Festival Hydro and any requirements set out by the Distribution System Code and the Hydro One "Distributed Generation Technical Interconnection Requirements Interconnections at Voltages 50kV and Below". The following are the minimum technical and functional requirements that shall be met by the Customer at the Ownership Demarcation Point. The devices used to meet these requirements can, however, be located elsewhere in the Generating Facility: 56 (a) Voltage Regulation: The Customer shall not degrade the voltage provided to the Distribution System outside the range given in CSA Standard CAN3-C235-83. CSA Standard CAN3- C235-83 provides general guidance as to appropriate distribution system steady state service voltage levels. The generation facility must operate satisfactorily within the extreme voltage level variation limits shown in these standards. (b) Integration with the Distribution System grounding and with grounding protection: The Customer agrees to coordinate the grounding scheme and the grounding fault protection of the Customer with that of the Distribution System. (c) Synchronization: During synchronization, the Customer agrees not to cause a voltage fluctuation at the interface point of more than + or — 5% of the operating voltage. The generator shall parallel with the distribution system without causing a voltage fluctuation or flicker greater than those specified by IEEE 1547 and/or IESO Requirements for Facilities of Larger than 10 MW at the point of connection. Note: OESC rule 84-006 covers the synchronization of parallel generators (d) Inadvertent Energization: The Customer shall not energize the Ownership Demarcation Point when the Distribution System has been de-energized for any reason. (e) Reconnection after a Distributor Distribution System Outage: No reconnection shall take place until the Distributor's supply voltage and frequency are within operating limits. The Customer shall have a suitable adjustable delay feature that can delay reconnections as per the Distributor's site-specific requirements. (f) Monitoring: The Distributor may require that the Customer unit(s) be monitored for availability, connection status, real power output, imaginary power output etc. at the Ownership Demarcation Point. The Customer will be required to cover all costs associated with the installation of a Remote Terminal Unit (RTU) and associated hardware compatible with the SCADA system of the Distributor if required by the Distributor. (g) Response to Voltage Disturbances: The Customer agrees that the protection functions of the interface protection system shall measure the effective (RMS) or fundamental frequency value of each phase-to-neutral or phase-to-phase voltage as required. The Generating Facility shall disconnect from the Distribution System when any of the measured voltages are outside the permissible range. The range(s) and the clearing time(s) shall be determined by the Distributor. (h) Response to Frequency Disturbances: The Generating Facility shall follow the Distributor's frequency within the range of 59.3 Hz to 60.5 Hz (on a 60 Hz base). The Generating 57 Facility shall disconnect from the Distribution System if the frequency goes outside the range above. The Distributor shall determine the frequency limits and the clearing time shall be within 0.3 seconds (IESO requirement). (i) Disconnection for Faults: The Customer shall disconnect the Generating Facility from the Distribution System for faults on the feeder to which it is connected. (j) Loss of Synchronism: The Generating Facility with synchronous Customers shall have necessary protective functions to trip the Customer from the Distribution System without any intentional delay in case of loss of synchronism. (k) Feeder Reclosing Coordination: The Generating Facility shall be designed to coordinate with the Distributor's feeder reclosing practice. The Distributor shall not liable to the Customer for any damage or loss to the Generating Facility due to the reclosure of a feeder breaker. (I) Limitation of DC Injection: The DC injection shall be limited as per item 4.3.1 of IEEE P1547 / D08 or the latest revision of the draft standard, as applicable. The generation facility shall not inject a d.c. current greater than 0.5% of the unit rated output current after a period of six cycles following energizing of the distribution system. (m) Limitation of Voltage Flicker, IEEE1547, IEC 61000-3-7: The generation facility shall not cause objectionable flicker on the distribution system. It is recognized that flicker is a site dependent condition. Loss of synchronism protection may be required to be incorporated by the generator, if necessary, to limit flicker. (n) Harmonics, IEEE1547, IEC 61000-3-6: The Customer agrees that the maximum harmonic current distortions shall be limited as per the values given in Table 2 of IEEE P1547 / D08 or the latest revision of the draft standard, as applicable. Inverter connected generation facilities are expected to comply with CSA 22.2 No. 107.1 current distortion limits. For inverters only capable of operating in voltage follower mode, voltage harmonic distortion limits are not specified, but may be addressed by the distributor. Inverters certified to CSA 107.1 are considered to meet these requirements. The CSA standard excludes current harmonics due to voltage distortions in the distribution system. (o) Immunity Protection: The influence of electromagnetic interference (EMI) shall not result in a change of state or mal-operation at the Ownership Demarcation Point. (p) Surge Capability: The interface system shall have the capability to withstand voltage and current surges in accordance with the environments defined in IEEE/ANSI C 62.41 or IEEE C 37.90.1 as applicable. 58 (q) Unintentional Islanding: Islanding is a condition in which a portion of the Distribution System may be energized solely by the Customer while that portion of the system is electrically separated from the rest of the Distribution System. If such a situation is created, the Customer shall disconnect from the Distributor's feeder within a time period that shall be specified by the Distributor depending upon the site specific requirements. (r) Power Factor, IEEE 1547, CSA C107.1: The generator's system is not required to be capable of adjusting the power factor but shall operate in the preferred range of 0.9 lag to 0.95 lead. If the generation facility disturbs the distribution system voltage levels at the point of connection then the generator may be required to operate its facility within a smaller range or take other compensatory measures. Field settable fixed and dynamic power factor correction techniques may be used if consultation with the distributor reveals no adverse affect on the distribution system. For generators that are IMO inactive, the reactive power compensation at the generating units should be sufficient so as not to cause any material increase in the reactive power requirements at the transmission system transformer station due to operation of the units, at any distribution feeder load conditions. For inverter based generator facilities power factor limits will be as given in the MicroPower Connect guidelines. (s) Power Quality: The generator shall not significantly impact the power quality of the system. If there are negative impacts once the generation facility is in service, they will be required to disconnect until appropriate measures have been taken to prevent negative impacts to the distribution system and the customers it serves. (t) Monitoring, IEEE 1547, OESC and/or IESO & Transmitter Requirements for Facilities of Higher than 10 MW: A generation facility connected to the point of connection, rated at greater than 250 kVA, shall have provision for monitoring connection status, real power output, reactive power output, and voltage either at the point of connection or aggregate connection, as required by the distributor. The monitoring equipment shall either be installed, or there shall be adequate provision in the design, to allow future installation of such equipment if not required at time of interconnection. When implementation of data telemetry is required, the distributor and the generator will mutually agree upon communication media options. Note: At the generator's side of the point of connection the equipment shall be approved as per rule 2-022 of the OESC. The installation shall be inspected as per rule 2-004 of the OESC. 59 D.4 Worker Protection, Safety to the Public and the Environment D.4.1 Right to Disconnect Without limiting Section 3.1 of the DSC, the Distributor reserves the right to physically disconnect and remove all the Distributor's assets from the Customer's property (including overhead lines, underground cables, disconnects, metering equipment etc. owned by the Distributor) if at any time the actions of the Customer jeopardizes the safety of any human life, the safety of the public or the environment. D.4.2 Hold-Offs The Distributor reserves the right to apply secure hold-offs on any distribution circuits with, or without, parallel embedded generation. If at any time it is not possible for Distributor to apply a hold-off from a Facility, the Distributor may direct the Customer to discontinue operating in parallel with the Distributor's distribution system until such time that the hold-off is removed by the Festival Hydro System Control Operator. Under no circumstances shall a Hold-Off Procedure be implemented by the Distributor, or requested by the Customer, in place of work protection. When a hold-off is in effect on a line or other apparatus, it shall not be re-energized following an automatic trip until communication is established with the holder and his/her consent is obtained. It is a basic requirement of hold-off procedures that suitable communication be established and maintained between the controlling authority and the person issued the hold-off. D.4.3 Requirements for System and Generating Plant Protection The Customer shall install at its cost all equipment necessary to automatically disconnect the generator(s) from the Distributor's distribution system in the event of abnormal conditions. D.5 Inspection, Maintenance and Testing of Equipment The Customer shall inspect, maintain and test its equipment in accordance with recognized, safe work practice. Both the Customer and the Distributor shall ensure that inspection and testing are performed in accordance with the following: (a) The Customer shall ensure that only Qualified Personnel carry out all inspection and testing of equipment after the Ownership Demarcation Point, and the Distributor shall ensure that only Qualified Personnel carry out all inspection and testing of equipment up to the Ownership Demarcation Point. 60 (b) The protective relaying at the Generating Facility should be reverified once every four (4) years by the Customer and a written report confirming this reverification provided to the Distributor each time. The Customer shall make advance notice of this reverification to the Distributor so that the Distributor can make arrangements to witness the reverification. This witnessing will be at the discretion of the Distributor and the costs of the witnessing shall be borne by the Distributor. (c) The supply feeder shall be operated on a regularly scheduled basis to confirm its operation and the functioning of the associated protection schemes. (d) The Generating Facility shall be visually inspected at least once per year to note obvious maintenance problems such as broken insulators or other damaged equipment. (e) Any deficiencies identified during inspections should be noted and repairs scheduled as soon as possible, with timing dependent on the severity of the problem, due diligence concerns (of both the Distributor and the Customer) and financial and material requirements. (f) The Distributor shall be notified of any deficiencies involving critical protective equipment, including all protections which trip the Distributor's 27.6kV feeder breaker. The Customer shall submit a proposed commissioning plan to the Distributor for any Generating Facility connecting to the Distribution System for the Distributor's review. The Distributor reserves the right to witness any or all commissioning tests and request additional tests that it deems necessary to be performed. The commissioning plan must be signed by a Professional Engineer licensed in the Province of Ontario and must detail how the Customer will demonstrate that the protections and fault interrupting devices will detect and clear the required conditions and automatically separate the Generating Facility from the Distribution System. The Distributor may also require that tests be carried out to screen for possible power quality problems caused by the operation of the Generating Facility. Prior to the Customer being connected for the first time, the Customer shall have: (a) Paid for all costs due and payable by the Customer relating to the connection of the Generating Facility to the Distribution System as set out in this Agreement; and (b) provided the Distributor with the test results as set out in this Agreement herein; and (c) provided the Distributor with any specific approvals or permits required to ensure that the Generating Facility is in full compliance with all laws, regulations, by-laws and statutes; and 61 (d) written acceptance of the coordination of the energization date, energization time and applicable orders to operate have been signed by the Distributor. Before parallel operation with the Distribution System is allowed, field verification may be required by the Distributor. Pre-parallel inspection and testing shall include but not be limited to: (a) CT and PT ratio tests; (b) CT and PT secondary circuit tests to verify phasing, polarity, continuity and single ground reference; (c) Completion of relay manufacturer's recommended acceptance tests as listed in instruction manuals; (d) Witnessing the testing of relays and their protective settings as per the Distributor's accepted protective settings (Customer's and the Distributor testing personnel must have copies of the accepted settings before testing begins); (e) Tests to verify that relays trip breakers according to the Distributor's accepted Customer's schematic diagram / tripping matrix; (f) Tests of phasing between the Distributor and the Generating Facility (primary voltage); (g) Directionality test on distance, reverse power, and any other directional relays used for interface protection; (h) Final synchronization tests, before paralleling the two systems, to verify that the Customer(s) in the Generating Facility are in phase with the Distribution System; (i) Checking remote / transfer trips and Customer end open signals, where applicable; (j) Tests to prove the interface protection and functional requirements; (k) Other tests, as required. As built drawings (single line diagram showing protection and metering, AC and DC schematics, final relay settings, testing and commissioning results for interface protection etc.) shall be submitted to the Distributor within sixty (60) Business Days after the connection. The Distributor may retain these for future reference. The Customer shall, at its own expense, have the Generating Facility tested and verified by any and all other agencies that may have jurisdiction over the Generating Facility. 62 D.6 Requirements for Communication with Distributor Distribution Network D.6.1 Day to Day Communications The Customer and Distributor represent that the appropriate communication channels for Day to Day Communications are as set out in Schedule "F" under each party. The Customer and Distributor shall keep such information updated at all times If required, the Customer shall supply, install and maintain dedicated communication lines for remote tripping capabilities. D.6.2 Emergency Communications The Customer and Distributor represent that the appropriate communication channels for Emergency Communications are as set out in Schedule "F" under each party. The Customer and Distributor shall keep such information updated at all times. Either Contact from the Customer shall be available twenty four (24) hours per day, seven (7) days per week using the communication means as specified by Distributor. Distributor reserves the right to specify the communication platform, hardware, bandwidth, wavelength and/or protocol if the system provided by the Customer is not sufficient to meet the needs of an emergency communication system. Distributor shall determine the reasonable requirements of the emergency communication system. The cost to supply, install and maintain the communication equipment shall be the responsibility of the Customer. 63 SCHEDULE E BILLING AND SETTLEMENT PROCEDURES (SECTION 5.3) The following provisions apply in relation to billing and settlement in relation to the Facility: E.1 Settlement E.1.1 Billing The Customer shall be connected as a Customer of the Distributor and shall receive a monthly statement showing any applicable load charges. The Customer's meter(s) shall be read regularly and applicable load shall be calculated each month and settled on the Customer's next statement, which shall be no more than 31 days following reading (the "Payment Date"). The Customer's credit statement and payment shall be submitted by Distributor in accordance with the Distributor's standard practices. E.1.2 Phase 1 Energy Storage Contract The Distributor shall not act as payment agent for the Independent Electricity System Operator ("IESO") and the IESO shall calculate and make payment to the Customer for electricity produced from the Facility in accordance with the applicable Contract between the Customer and the IESO. E.1.3 Dispute Resolution Disputes with respect to this Agreement shall be resolved in accordance with Schedule "G". E.1.4 Meter Data The Customer has elected to install a back-up meter and associated equipment for the Facility. This meter will be continuously accessible to the Distributor or the Distributor's contracted third party via remote connection. In the event of a suspected total or partial failure of the 64 65 SCHEDULE F CONTACTS FOR NOTICE (SECTION 12.1) Festival Hydro Contact: Operations/On-Call: Address: 187 Erie St Stratford, ON N5A 6T5 Phone: (519) 271-4700 or (519) 271-4703 ext. 250 Fax: (519) 271-7204 Email: ansemsj@festivalhydro.com Engineering: Address: 187 Erie St Stratford, ON N5A 6T5 Phone: (519) 271-4703 ext. 246 Fax: (519) 271-7204 Email: deckel@festivalhydro.com (or fit@festivalhydro.com) Customer Care Centre: Address: 187 Erie St Stratford, ON N5A 6T5 Phone: (519) 271-4700 Fax: (519) 271-7204 Email: ContactUs@festivalhydro.com Customer Contact: Primary: Name:  Address:  Phone:  Mobile:  Fax:  Email:  Alternate: Name:  Address:  Phone:  Mobile:  Fax:  Email:  66 SCHEDULE G DISPUTE RESOLUTION (SECTION 16.1) G.1 The Party claiming a dispute will provide written notice to the other Party. The Parties will make reasonable efforts through or by their respective senior executives to resolve any dispute within sixty days of receipt of such notice. G.2 If a dispute is settled by the senior executives of the Parties, the Parties shall prepare and execute minutes setting forth the terms of the settlement. Such terms shall bind the Parties. The subject-matter of the dispute shall not thereafter be the subject of any civil or other proceeding, other than in relation to the enforcement of the terms of the settlement. If a Party fails to comply with the terms of settlement, the other Party may submit the matter to arbitration under section G.3. A copy of the minutes referred to in this section from which all confidential information has been expunged shall be made available to the public by the Distributor upon request. G.3 If the senior executives of the Parties cannot resolve the dispute within the time period set out in section G.1 or such longer or shorter period as the Parties may agree, either Party may submit the dispute to binding arbitration under sections G.4 to G.8 by notice to the other Party. G.4 The Parties shall use good faith efforts to appoint a single arbitrator for purposes of the arbitration of the dispute. If the Parties fail to agree upon a single arbitrator within ten working days of the date of the notice referred to in section G.3, each Party shall within five working days thereafter choose one arbitrator. The two arbitrators so chosen shall within fifteen working days select a third arbitrator. G.5 Where a Party has failed to choose an arbitrator under section G.4 within the time allowed, the other Party may apply to a court to appoint a single arbitrator to resolve the dispute. G.6 A person may be appointed as an arbitrator if that person: (a) is independent of the Parties; (b) has no current or past substantial business or financial relationship with either Party, except for prior arbitration; and (c) is qualified by education or experience to resolve the dispute. 67 G.7 The arbitrator(s) shall provide each of the Parties with an opportunity to be heard orally and/or in writing, as may be appropriate to the nature of the dispute. G.8 The Arbitration Act, 1991 (Ontario) shall apply to an arbitration conducted under this Schedule G. G.9 The decision of the arbitrator(s) shall be final and binding on the Parties and may be enforced in accordance with the provisions of the Arbitration Act, 1991 (Ontario). The Party against which the decision is enforced shall bear all costs and expenses reasonably incurred by the other Party in enforcing the decision. G.10 A copy of the decision of the arbitrator(s) from which any confidential information has been expunged shall be made available to the public by the Distributor upon request. G.11 Subject to section G.12, each Party shall be responsible for its own costs and expenses incurred in the arbitration of a dispute and for the costs and expenses of the arbitrator(s) if appointed to resolve the dispute. G.12 The arbitrator(s) may, if the arbitrator(s) consider it just and reasonable to do so, make an award of costs against or in favour of a Party to the dispute. Such an award of costs may relate to either or both the costs and expenses of the arbitrator(s) and the costs and expenses of the Parties to the dispute. G.13 If a dispute is settled by the Parties during the course of an arbitration, the Parties shall prepare and execute minutes setting forth the terms of the settlement. Such terms shall bind the Parties, and either Party may request that the arbitrator(s) record the settlement in the form of an award under section 36 of the Arbitration Act, 1991 (Ontario). The subject-matter of the dispute shall not thereafter be the subject of any civil or other proceeding, other than in relation to the enforcement of the terms of the settlement. G.14 If a Party fails to comply with the terms of settlement referred to in section G.13, the other Party may submit the matter to arbitration under section G.3 if the settlement has not been recorded in the form of an award under section 36 of the Arbitration Act, 1991 (Ontario). G.15. A copy of the minutes referred to in section G.13 from which all confidential information has been expunged shall be made available to the public by the Distributor upon request. G.16 The Parties may not, by means of the settlement of a dispute under section G.2 or section G.13, agree to terms or conditions that are inconsistent with or contrary to the Code or this Agreement. 68 SCHEDULE H PROVISIONS APPLICABLE IF FACILITY FINANCED BY A LENDER (SECTIONS 19.3, 20.3 AND 21.1) H.1 For the purposes of this Schedule, "lender" means a bank or other entity whose principal business in that of a financial institution and that is financing or refinancing the Facility. H.2 Where notice of a Default has been served on the Customer under section 19.3, an agent or trustee for and on behalf of a lender ("Security Trustee") or a receiver appointed by the Security Trustee ("Receiver") shall upon notice to the Distributor be entitled (but not obligated) to exercise all of the rights and obligations of the Customer under this Agreement and shall be entitled to remedy the Default specified in the notice within the applicable cure period referred to in section 19.4. The Distributor shall accept performance of the Customer's obligations under this Agreement by the Security Trustee or Receiver in lieu of the Customer's performance of such obligations, and will not exercise any right to terminate this Agreement under section 19.3 due to a Default if the Security Trustee, its nominee or transferee, or the Receiver acknowledges its intention to be bound by the terms of this Agreement and such acknowledgment is received within 30 days of the date of receipt by the Customer of the notice of Default. H.3 The Customer may, without the prior written consent of the Distributor, assign by way of security only all or any part of its rights or obligations under this Agreement to a lender. The Customer shall promptly notify the Distributor upon making any such assignment. H.4 The Customer may disclose confidential information of the Distributor to a lender or a prospective lender. 69